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                                             The Target
                                             Portfolio Trust(R)

                                             Semiannual Report
                                             June 30, 2002

                      Target

TARGET (ICON)         A STRUCTURED AND PERSONALIZED INVESTMENT PROGRAM


                                                     PRUDENTIAL (LOGO)

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TARGET (ICON)

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The Target Portfolio Trust(R)

Table of Contents

                                            Page
Shareholder Letter                             2
Portfolio of Investments:
     Large Capitalization Growth Portfolio    12
     Large Capitalization Value Portfolio     14
     Small Capitalization Growth Portfolio    20
     Small Capitalization Value Portfolio     23
     International Equity Portfolio           28
     International Bond Portfolio             31
     Total Return Bond Portfolio              33
     Intermediate-Term Bond Portfolio         39
     Mortgage Backed Securities Portfolio     45
     U.S. Government Money Market Portfolio   47
Statements of Assets and Liabilities          48
Statements of Operations                      50
Statements of Changes in Net Assets           52
Financial Highlights                          54
Notes to Financial Statements                 61
Target's Shareholder Services                 68

                              1

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Dear Target Shareholder:                             August 15, 2002

During the first half of 2002, weak corporate balance sheets and continuing profit concerns drove a large stock market decline, made worse by deteriorating confidence in audited financial reports. Investors shied away from the stocks of companies with very complicated financial statements, including large companies that had grown by acquisition such as General Electric, Citigroup, and American International Group.

Positive economic signs didn't help telecommunication service companies or the firms that manufacture their equipment. Many service providers had borrowed heavily to finance their infrastructure and licenses. The market aversion to highly leveraged companies drove the wireless services group down 68%; telecommunications equipment declined 48%. WorldCom, whose notorious financial restatement added almost $7 billion to its expenses in prior reporting periods, is not in the S&P 500 Index, but Qwest Communications, Sprint PCS, and network provider Nortel dragged the Index down with falls of more than 80% in the half year.

Energy merchants--companies that construct strategically located generating plants to sell power wherever it has the most value--also were brought down by leveraging and accounting concerns. They fell by 42%. Williams Companies and Dynegy were among the market's poorest performers. In contrast, electric utilities had solid (if unspectacular) gains because of their steady earnings and conservative finances.

Corporate managers remain cautious and unwilling to commit to significant capital spending because they continue to have little confidence in their own earnings forecasts. Nonetheless, business spending picked up from the last quarter of 2001, although it still was down 6.2% over the first quarter of 2001, the comparison that stock investors generally watch. This led to the 32% fall of S&P 500 Index information technology stocks over the half year.

There were pockets of strength, primarily in the first quarter
The materials sector rose by 8%, reflecting revived economic growth. Metals and forest products had very strong returns. Gold's 21% gain was in part a reflection of global uncertainty and some changes in the financial environment specific to the gold market. It dropped sharply in the last days of the half-year reporting period.

In the healthcare sector, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The Food & Drug Administration appears to have raised the bar for approval of new drugs, and research-oriented companies are facing tough competition from the manufacturers of generics. In contrast, health service industries such as healthcare managers and hospitals were among the strongest in the market. Earnings expectations for managed healthcare companies have been rising sharply since 2001. St. Jude Medical, Tenet Healthcare, Aetna, Wellpoint Health, Humana, and UnitedHealth were the healthcare industry leaders with six-month share-price gains above 25%.

Average Annual Total Returns as of June 30, 2002

                                                          Since
 Portfolios                   One Year    Five Years    Inception1

Large Capitalization Growth    -28.96%      3.73%        7.17%
Large Capitalization Value      -7.94       2.87         7.96
Small Capitalization Growth    -30.39      -2.10         5.15 (5.14)2
Small Capitalization Value       6.34       7.82        11.05
International Equity           -12.79      -2.03         5.55
International Bond              12.57      -0.29         1.28 (1.20)2
Total Return Bond                7.18       6.17         6.18 (6.15)2
Intermediate-Term Bond           7.10       5.96         5.91
Mortgage Backed Securities       6.99       5.97         6.11 (6.06)2

Note: The average annual total returns for the Target portfolios assume the imposition of the maximum Target annual advisory fee of 1.5% for stock portfolios and 1.0% for the bond portfolios for retail investors.

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1The inception date for all portfolios is 1/5/93, except for International
 Bond, which is 5/17/94.

2Without waiver of management fees and/or expense subsidization, the portfolio's average annual total returns would have been lower, as indicated in parentheses.

                                        2

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Consumer stocks continued to benefit from strong consumer spending. The S&P
500 Index leaders included Big Lots and Dillards with gains of 89% and 64%, respectively. The rapidly improving prospects of defense companies drove the aerospace and defense group to a 20% gain. TRW and Lockheed Martin rose 54% and 49%, respectively.

Overall, small-cap stocks performed much better than large caps, and the value style held up much better than growth, with greater style differences among the small caps. In fact, the Russell 2000 Value Index had a respectable 7% return.

All eyes were on the United States
Internationally, only Austria, New Zealand, and some emerging markets--mostly in Asia where share prices had become very cheap--had very significant gains in U.S. dollars. The substantial drop of the dollar against the yen and the euro mitigated many stock-market declines in local currencies. Substantial currency gains resulted in a moderately positive return in Australia and accounted for most of New Zealand's gain.

Equity Outlook
Rough markets continue
despite economic recovery
The U.S. economy grew 5.0% in the first quarter of 2002. As the depletion of inventories slowed, production increased to supply more of the goods consumed. Consumer spending remained strong, while the slowdown in business spending waned. Most economists expect modestly better business spending numbers for the second quarter, but Prudential's economics research group notes that core capital goods shipments are recovering, and expect a robust recovery.

Performance Summary as of June 30, 2002

                                      6/30/02   12/31/01    Six-Month1     No. of
Portfolios                              NAV       NAV      Total Return    Funds2
Large Capitalization Growth           $13.09     $16.15      -18.95%
Lipper Large-Cap Growth Fds. Avg.                            -18.68         802
Large Capitalization Value             11.92      12.45       -3.29
Lipper Multi-Cap Value Fds. Avg.                              -7.91         530
Small Capitalization Growth             8.67      10.56      -17.90
Lipper Small-Cap Growth Fds. Avg.                            -16.21         439
Small Capitalization Value             16.99      17.54        2.27
Lipper Small-Cap Value Fds. Avg.                               4.31         309
International Equity                   10.24      10.10        1.42
Lipper International Fds. Avg.                                -1.65         824
International Bond                      8.26       7.46       11.20
Lipper Int'l Income Fds. Avg.                                  7.85          45
Total Return Bond                      10.55      10.42        3.01
Lipper Corp. Debt BBB-Rated Fds. Avg.                          1.64         172
Intermediate-Term Bond                  10.31     10.23        2.79
Lipper Inter. Inv-Grade Debt Fds. Avg.                         2.48         365
Mortgage Backed Securities              10.56     10.44        3.90
Lipper U.S. Mortgage Fds. Avg.                                 4.16          70
U.S. Government Money Market3            1.00      1.00        0.63
Lipper U.S. Govt Money Mkt. Fds. Avg.                          0.59         136
7-Day Current Yield                      1.40%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Lipper Inc. for Lipper averages and Prudential Investments LLC for Target returns. Target returns are in boldface type. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio, except the annual Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond portfolio assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35% of equity portfolio and bond portfolio assets, respectively. The total returns in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Represents the number of funds in each Lipper category.

3An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Lipper averages are unmanaged. These returns would be lower if they included the effect of sales charges or taxes. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-earnings, book value, asset value, or other factors. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. International funds invest their assets in securities with primary trading markets outside the United States. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years. U.S. Mortgage funds invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of less than 90 days. These money market funds intend to keep a constant net asset value.

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With several prominent bankruptcies and near bankruptcies, business credit is tight. Combined with a poor market for issuing equity, this means profits must recover before there are funds for new capital investments. Corporate headcounts are also a factor, as much of the investment dollar goes to house and equip employees. A decline in initial claims for unemployment insurance late in the period was a positive sign.

In the first quarter, the government's broad-based measure of corporate profits reached 19% above its nadir for this cycle in 2001. The consensus of economists is that improved productivity has created a good foundation for continuing profit gains. Wall Street analysts have the highest expectations for metals, building materials, oil and natural gas, and defense electronics. Estimates are higher for small caps.

International investors benefited through the first half of 2002 by the steady and steep decline of the dollar since late March. This reflected rising U.S. consumer spending on imports and foreign investors repatriating funds because they were becoming less comfortable with U.S. markets, as well as renewed confidence in foreign economies, particularly Japan. The shift in currency trends turned the exchange-rate head wind for international and global investors into a tail wind. At the end of the half, however, at the request of Japan, the U.S., Japan, and EMU central banks intervened to stop the yen's rise.

Talk about investor confidence usually brings to mind frightened individual investors. In the past six months, however, many professional investors-- advisers of state pension funds and mutual funds--began to question their faith in audited financial statements. The market is likely to be jumpy until their confidence is restored.

How did our portfolios perform?
The Large Capitalization Growth Portfolio, sub-advised by Columbus Circle Investors (CCI) and Oak Associates, Ltd., returned -18.95% over the six-month reporting period, in line with the average of its peers.
CCI had a very strong comparative return, driven as much by what was avoided as by what was held. CCI avoided the stocks of the very largest growth companies because of three potential threats to these stocks. One was the absence of quarter-to-quarter profit growth; the second was the possibility of accounting irregularities, which are more easily buried in the complicated financial statements of giant firms; and the third was the ease of trading the stocks of larger companies. Usually this is an advantage, but when the dollar was declining and international investors were looking to pull money out of U.S. assets, it made a stock a good candidate for sale. CCI also underweighted technology and healthcare, which were poor-performing sectors, and overweighted financial and defense stocks. Among the positions in the Portfolio, Lockheed Martin and Limited Brands made strong positive contributions to the Portfolio's return, while Siebel Systems and Intel were substantial detractors.

Oak's focus on healthcare, financials, and technology was less successful--the semiconductor, computer software, and telecommunications equipment stocks declined substantially. For example, Juniper Networks was under pressure from the weak telecommunications environment, exacerbated late in the quarter by WorldCom's slide into bankruptcy. Nonetheless, Oak expects that Juniper's acquisition of Unisphere will expand its distribution channels, especially abroad, and enhance its product portfolio.

Advent Software shares fell when the company announced that it will now offer its software on a license basis. Despite the stock's decline, Oak believes that the change makes business sense because it will provide investors with a visible, recurring revenue stream and provide customers with more flexibility. Xilinx, Atmel, Maxim Integrated Products, Linear Technology, and Applied Materials shares fell because of general concern about consumer demand. Up to now, the earnings of many semiconductor companies grew because of inventory replenishment, but a revival of consumer demand is necessary to sustain the growth.

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The Large Capitalization Value Portfolio, subadvised by Hotchkis and Wiley
Capital Management, LLC, and J.P. Morgan Investment Management, Inc, returned -3.29% over the first half of 2002, substantially outperforming the average of its peers. Both subadvisers were affected by a market full of "value traps"-- stocks that were very inexpensive on the usual value criteria, but which then fell much further. These value traps occurred when a stock became inexpensive because of issues related to those that brought down Enron: aggressive or very complicated accounting, even when there were no signs of impropriety, and liquidity (the adequacy of cash to meet near-term needs). For example, both subadvisers had positions in Tyco International, a large industrial conglomerate whose shares fell sharply because of post-Enron concerns about its accounting, high levels of debt, and the indictment of its former CEO for tax evasion, but which owned healthy businesses. (Tyco's appointment of the well-regarded Edward D. Breen as CEO after the end of our reporting period was widely seen as a positive sign.)

Hotchkis and Wiley outperformed the large-cap value benchmark in seven of 10 sectors. The holdings in the auto components and the hotel, restaurant, & leisure industries performed particularly well, while holdings in the financial, healthcare, materials, and utilities sectors also had above-average returns. Hotchkis and Wiley's weakest relative performance was in its industrial stocks, which included an above-market weight in Tyco. Additional weakness resulted from an overweight and poor stock selection in the software industry, where the Portfolio's Computer Associates position came under pressure because of the same kind of concerns--worries about the company's accounting practices and concerns about its liquidity-- concerns that Hotchkis and Wiley believes are unwarranted for Tyco.

J.P. Morgan's stock selection in the industrial cyclical, services, and energy sectors detracted from returns in part because of overweights of Tyco, Gemstar-TV Guide, and El Paso, respectively. Tyco's electronics business recovered more slowly than expected, and Tyco's shares also were affected by the factors discussed above.

In June, the International Trade Commission ruled unfavorably on a Gemstar patent infringement claim. Investigations into trades in the Californian electricity market weighed on El Paso, as well as liquidity and debt concerns.

J.P. Morgan's utilities, networking technology, and consumer stock selection added value, including an underweight in Duke Energy and Lucent and an overweight in Coca-Cola. The underweight in Duke Energy boosted relative returns when power producers and energy traders came under heightened scrutiny not only for their accounting practices, but also for trades in the California energy market. Telecommunications firms, which are among Lucent's largest customers, are slashing their capital expenditure budgets, reducing Lucent's order and revenue growth. The positive return on Morgan's Coca-Cola holding is a product of the company's focused and effective management. In Morgan's view, Coca-Cola's new products and marketing alliances are good strategic moves.

The Small Capitalization Growth Portfolio, sub-advised by J.P. Morgan Fleming Asset Management USA Inc. and Sawgrass Asset Management L.L.C., returned - 17.90%, underperforming the average of its peers.

J.P. Morgan Fleming had poor stock selection in the technology, consumer discretionary, and healthcare sectors, but this was partially offset by an under-weight in the poor-performing healthcare sector and an overweight in the better-performing consumer discretionary sector.

The largest detractors during the period were Allegiance Telecom, Hollywood Media, and Liberate Technologies. Allegiance Telecom shares dropped 78% on fears that the telecommunications sector will continue to face overcapacity and continuing bankruptcies by local telecommunications and private transmissions companies. Most of the decline of Hollywood Media, a provider of entertainment-related information, content, and ticketing services to consumers and businesses, happened after it announced a private placement of convertible securities that many existing shareholders viewed as unfavorable. Shares of

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Liberate Technologies, whose software allows cable television companies to offer interactive services, dropped on concerns that the cable industry's capital spending would be suspended and the roll-out of digital television services would be slower than expected.

Several of Morgan Fleming's consumer discretionary stocks were top performers, including Pegasus Solutions, a leading provider of end-to-end reservation distribution solutions to the hotel industry; Daisytek International, a wholesale distributor of consumable computer and office supplies; and Choicepoint, whose employee-screening services appear to be in greater demand in the post-September 11 environment.

Sawgrass had a very strong performance because it kept to stocks that had stronger earnings profiles than the average company in the benchmark, but were relatively inexpensive considering this strength. Sawgrass decided to underweight the technology sector, which performed terribly over this reporting period. In addition, the technology stocks it did hold were more stable than most. In the healthcare sector, most of the Portfolio's outperformance was earned by avoiding biotechnology. The choices of Sawgrass among retailers produced strong performance in the consumer discretionary sector. In industrials, its commercial services stocks (especially secondary education) did well, as did the aerospace and defense holdings. These strengths were offset slightly by an underweight in the very strong energy sector.

The Small Capitalization Value Portfolio was subadvised by EARNEST Partners, LLC and Credit Suisse Asset Management at the beginning of the six-month reporting period. In May, National City Investment Management Company replaced Credit Suisse as a co-subadviser of the Portfolio. The Portfolio returned a positive 2.27% over this reporting period, but nonetheless trailed the average of its peers.

EARNEST Partners' holdings were hurt by their under-representation of financial stocks in comparison to the value benchmarks. Banks, mortgage companies, and other financial firms continued to take advantage of interest rates that were near historical lows, increasing the spread between their cost of funds and the rates charged to their customers. EARNEST Partners had underweighted the sector because it looked as if a rebounding economy and the resulting prospect of inflation would lead the Federal Reserve (the Fed) to raise interest rates by the second half of the year. However, the economic recovery developed slowly, and interest-rate increases did not occur. Several Portfolio stocks in the finance sector performed well.

EARNEST Partners held a relatively small position in technology, generally in established companies with positive cash flows. However, the entire technology sector continued to be punished, so these positions detracted from overall performance. A number of consumer discretionary stocks performed well, particularly housing stocks, which benefited from low interest rates and relatively low unemployment. Stocks of companies such as Hovnanian Enterprises and D.R. Horton were priced inexpensively, and investors began to recognize their value during the first part of the year. Several Portfolio holdings in the energy sector posted strong returns as a result of improving production output and healthy prices for oil and natural gas.

During the portion of the reporting period that Credit Suisse was a subadviser, performance benefited from an overweight and good stock selection in the industrials sector. Performance also was helped by the Portfolio's financial services, healthcare, and energy holdings. National City subadvised the Portfolio for too short a period to warrant comment, particularly since the benchmark Russell 2000 Index was rebalanced during that period.

The International Equity Portfolio, subadvised by Lazard Asset Management, returned 1.42% over the six-month reporting period, in contrast to the negative average return of its peers. During the very difficult market of the second quarter, the Portfolio managed to retain some of its gains from the first quarter.

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The global economic climate brightened considerably during the first quarter of 2002, especially considering the weakness that was still clearly evident at the beginning of the year. The global economy was supported by robust consumer confidence and spending (particularly in the United States), which mitigated the effects of falling corporate investment. However, optimism waned and international share prices fell during the second quarter. European stocks were hit hard as reports of sluggishness eroded confidence in the recovery's robustness. Surprisingly, Japanese stocks fell only modestly, outperforming the rest of the world's markets even as Moody's downgraded Japan's rating on long-term debt. However, sharp gains in the euro and yen against the U.S. dollar significantly mitigated the share price declines for dollar-based investors, illustrating the benefits of diversification among currencies.

During the first quarter, the Portfolio's modest gain was in part the result of focusing on financially strong companies. Shares of ABN AMRO rose as its aggressive restructuring program began to yield benefits. The strong relative performance in the financial sector was encouraging, since this group undermined the Portfolio's returns in 2001. Although telecommunications stocks were generally weak, the Portfolio's holdings held up well because they were reasonably valued.

During the second quarter, these valuations sustained share prices through the decline. For example, NTT, the Japanese telecommunications service provider, achieved modest gains despite dramatic weakness in most telecommunications stocks because of its very low valuation and an improvement in investor sentiment toward the company. Strong stock selection in energy was driven by gains in large, integrated European oil companies such as ENI and TotalFinaELF. However, in finance, the Portfolio's performance was hurt by a decline in Abbey National, a U.K. bank that announced that higher loan losses would result in lower earnings than the previous year.

U.S. Bonds Gained
in First Half
Investors eye mortgage-backed issues
and municipal bonds

Signs of slower U.S. economic growth and tame inflation, a bearish equity market dragged lower by accounting scandals, and growing tensions in the Middle East fueled a flight to quality that benefited several sectors of the investment-grade U.S. bond market during the first half of 2002. As a result, the high-grade U.S. debt market returned 3.79% and the municipal bond market returned 4.64% for the six-month period ended June 30, 2002, based on the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers Municipal Bond Index respectively.

The U.S. economy expanded rapidly from January through March, emerging from its first recession in a decade. However, signs that the economic recovery slowed from April through June and news that inflation remained in check lent credence to the belief that the Fed would wait until later in the year to increase short-term interest rates. With monetary policy expected to remain on hold for some time, investors were willing to pay higher prices (and accept lower yields) for investment-grade bonds, particularly in the second quarter of 2002.

Among investment-grade U.S. bonds, mortgage-backed securities returned a solid 4.51% for the six-month time frame. Investors favored these securities for several reasons. First, market interest rates fluctuated in a somewhat narrow range over the period. As a result, investors were not overly concerned that mortgage-backed securities might be retired early due to sharply lower mortgage rates or that their money would be tied up in the securities longer than expected in the event that mortgage rates rose dramatically. Second, some banks with low funding costs invested money in mortgage-backed securities at comparatively attractive yields. Third, mortgage-backed securities were viewed by many investors as an alternative to a corporate bond market besieged by credit-quality problems in sectors such as telecommunications, energy, and cable.

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Accounting scandals at WorldCom and other firms, increasing competitive pressures, concerns about corporate earnings, and other woes hurt the investment-grade and high yield corporate bond markets, which returned 2.63% and -4.84%, respectively, for the first half of 2002, according to Lehman Brothers bond indexes. Bonds of many firms were downgraded, including those of AT&T and Motorola. In this bearish investment environment, the stock market also sold off. The weakness in stocks and concerns about terrorism helped fuel a flight to quality that enabled U.S. Treasury securities to return 3.61% for the six-month period, based on the Lehman Brothers U.S. Treasury Index. Disenchantment with equities also helped fuel strong demand for municipal bonds among individual investors.

In major global bond markets, one of the most important developments during the six months was the U.S. dollar's decline against other key currencies such as the euro and the Japanese yen. The "greenback" lost ground amid doubts about the strength of the U.S. economic recovery and the growing distrust of audited financial reports. On a local currency basis, the major European and Asian Treasury securities markets posted modest returns for the six-month period. However, because of weakness in the U.S. currency, these markets also provided very attractive returns when expressed in U.S. dollars. This is reflected in the 10.09% return of the Lehman Brothers Global Treasury Index for the first half of 2002.

Bond Market Outlook
Economy and Interest Rates

Some sectors of the U.S. economy have improved, but others are softening, including autos. Retail sales have been flat, and labor markets remain slack. It became clear in the second quarter of 2002 that the necessary foundation of strong capital goods investment and solid employment has not been established. As a result, the Fed is precluded from doing much of anything, particularly as there is no credible inflation threat. While some pricing power remains in the service sector, it is subdued in wages and nonexistent in tradable goods. Consensus is building around a view that the Fed will stay on hold through the third quarter, if not through year-end.

U.S. Treasury Securities
During the second quarter of 2002, Treasury prices rallied and their yields fell, with the greatest declines on short/intermediate Treasuries. Consequently, the slope of the Treasury yield curve (a graphic depiction of yields on the shortest to the longest securities) became steeper. As long as the Fed is believed to be in a neutral stance, the yield curve should remain range-bound, breaking out only if equity market weakness or economic strength clearly gains the upper hand. In this kind of market, the most profitable strategy should continue to be maximizing "carry," that is, the steep yield curve allows one to make money by financing bond purchases at low rates and earning much higher rates on the bonds. Longer term, we foresee higher rates and a flatter yield curve if the recovery unfolds as expected.

Mortgage-Backed Securities
Mortgages benefited greatly from corporate credit concerns--traditional corporate bond investors assumed prepayment risk in exchange for corporate credit risk. Banks continue to be the primary source of demand, however. They are hesitant to lend in the weak economic environment, and are finding mortgage securities a more appealing investment alternative. As long as the steep yield curve keeps banks' funding costs low, we expect this dynamic to continue supporting mortgages. With mortgages at loftier prices, we admit that prepayments on them could rise if homeowners refinance following the decline in rates this year.

Investment-Grade Corporate Bonds
Nearly 80% of corporate issues outperformed Treasuries in the second quarter of 2002, but it seemed as though the remaining 20% was all that mattered. Revelations of accounting inconsistencies at a single company traumatized entire sectors as skittish investors refused to believe that problems were isolated. The resulting flight to quality to "sleep at night" names in the retailing, auto, and housing sectors created a highly bifurcated and volatile corporate bond market.

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Meanwhile, overall credit quality started to improve as firms focused on balance sheet repair. Nevertheless, relative performance in the corporate bond market near term will hinge more on "avoiding the next loser" than on "owning the next winner." The key question for investors is where does the biggest risk lie? Is it in the distressed sectors that may not have bottomed, or is it in the consumer sectors that so far have breezed through 2002? We think the latter may be most vulnerable at this point, particularly if consumer spending dips.

High Yield Corporate Bonds
We believe the negative sentiment permeating the high yield market will begin to improve in the second half of 2002. The market should soon resume its usual behavior, taking its lead from the economy and the equity market. The unprecedented accommodative monetary policy of the past two years, coupled with sustainable progress on the economic front, should translate into stronger corporate earnings and a sturdier equity market. We expect high yield bonds to stabilize along with stocks. Given the improving economy and attractive valuations, high yield bonds could outperform Treasuries as well as most other fixed income sectors. As for investment-grade corporate bonds, though, industry and issue selection will be paramount.

Non-U.S. Sovereigns
The risk aversion that gripped U.S. bond markets spilled over to non-U.S. markets. In response, sovereign debt of most governments worldwide rallied, led by U.S. Treasuries. We believe long-term bond yields won't rise globally until equity markets stabilize. Non-U.S. bonds could outperform U.S. Treasuries for the remainder of 2002 if the U.S. recovery unfolds as expected.

Meanwhile, the U.S. currency remains vulnerable. In contrast, a rally over the past five months lifted the euro 15% versus the U.S. dollar for the year. This developing trend could provide a long-awaited opportunity to profit through foreign exchange exposure.

Municipal Bonds
Municipal bond issuance hit record levels in 2002, but that supply met with strong demand from investors fleeing stocks and low-yielding cash equivalents. After the June-July reinvestment period of heavy bond calls and coupon income, demand for municipal bonds should dissipate. Municipal bond yields have declined toward levels where investors typically experience "rate shock." Tax-exempt bonds are also becoming expensive relative to Treasuries.

How did our portfolios perform?
The Total Return Bond Portfolio and the Intermediate-Term Bond Portfolio, both subadvised by Pacific Investment Management Company (PIMCO), returned 3.01% and 2.79%, respectively, over the first half of 2002, each outperforming the average of its peers. The Total Return Bond Portfolio's margin of outperformance was substantial. Bonds generally had positive returns as investors sought a safe haven from the deteriorating stock market. The demand for relatively safe, stable, and liquid assets drove up the price of U.S. Treasury bonds particularly. Mortgage-backed securities fared even better than Treasuries because of their high yields and strong credit quality, although the outperformance was modest. The Portfolios benefited from their emphasis on mortgage securities and from having more exposure to interest rate changes than their benchmarks. Their performance was weakened by their underweight relative to their benchmarks in short and intermediate maturities, as interest rates declined most in this range (so prices of existing bonds rose more). The poor performance of some telecommunication, energy/pipeline, and emerging market issues strongly detracted from the Portfolios' returns, although the Portfolios' overall underweight in corporate bonds had a positive impact.

PIMCO believes that a 20-year era of moderating inflation has come to an end, and inflation will rise to 3% to 4% a year over the next several years, pushing nominal interest rates up.

The International Bond Portfolio, subadvised by Fisher, Francis, Trees & Watts
(FFTW), returned 11.20%, one of the few asset classes with double-digit positive returns over the first half of 2002. It substantially outperformed its peers' average return primarily by taking advantage of the depreciation of the U.S. dollar against other currencies. Because of economic concerns about the United States, the dollar lost close to 10% of its value against the euro and the yen in the six-month period. At various times, FFTW overweighted the euro, yen, Canadian dollar, and Australian dollar compared with the Portfolio's benchmark, adding to returns.

There were several tactical shifts in currency exposure during the period. Within the dollar bloc, FFTW maintained an overweight in the Canadian and Australian dollars against the U.S. dollar from March until the end of June when the positions were closed out. These positions, based on the solid domestic economic performance of Canada and Australia, contributed positively to performance. FFTW adjusted the Portfolio at the beginning of May to benefit from a flattening yield curve should possible inflation pressure in Europe rise. This added to return by the end of the reporting period. The Portfolio's allocation to asset-backed securities added to its returns due to moderate supply and tighter swaps spreads.

The Portfolio's return was hurt somewhat by starting the year with a longer European duration than its benchmark. Interest rates moved higher in the early part of the year as some economists began to project higher growth and inflation expectations. In Japanese bonds, the Portfolio had a shorter duration because FFTW believed that interest rates would continue to hover in the same range. This also had a slightly negative impact.

The Mortgage Backed Securities Portfolio, sub-advised by Wellington Management Company, LLP, returned 3.90%, slightly trailed the average of its peers over the period primarily because of the Portfolio's short duration. Economic fundamentals during the first and second quarters pointed to an economy on the mend, but weakness in the corporate bond and equity markets overwhelmed all else and pushed rates lower on the year for all maturities except the long Treasury bond. Although most mortgage securities outperformed their Treasury counterparts, mortgages that are closer to being refinanced
(those with 7.5% coupons and higher) did not outperform as much as those with lower coupons. The shortened duration because of refinancing hurt return, and the Portfolio was overweighted in this sector.

On the positive side, lower-coupon mortgages, commercial mortgage securities, and FNMA bonds backed by loans on multi-family units were the best performing securities. With the yield curve remaining steep and rates moving lower, these bonds with lower prepayment risk were the strongest performers. We were underweighted in lower coupons, but substantially overweighted in commercial and FNMA multi-family securities.

The U.S. Government Money Market Portfolio, subadvised by Wellington Management Company, LLP, returned 0.63%, outperforming its peer group average. The margin of outperformance was significant for portfolios of this type.

During the past six months, the Fed held short-term rates steady at 1.75% as it considered the forces of growth and inflation balanced. Damaged corporate credibility and its dampening effect on the equity and credit markets undermined investor confidence as the breadth and depth of the unfolding problems remained unclear. As the year progressed, the likelihood of rates rising at any time in the near future diminished, and the money market yield curve continued to flatten. When interest rates are flat or declining, portfolios with longer maturities fare comparatively better. Wellington's opportunistic purchases of longer- maturity issues of U.S. agencies (as long as one year) contributed to the Portfolio's performance in this environment. Term-repurchase agreements also enhanced the Portfolio's return.

Although the economic recovery continues, Wellington believes that the cascade of corporate accounting issues and heightened geopolitical risk will delay any interest-rate rise contemplated by the Fed.

Looking Back
The first half of 2002 will be remembered as the "crisis-of-confidence" market. Despite fairly good economic news, investors focused on a continuing string of corporate scandals. One of the world's leading accounting firms and several current or former corporate executives were indicted for serious crimes, while charges of conflicts of interest and neglect of shareholders' interests filled the air. Although these events make riveting television and are triggering changes that may lead to improvements in the framework for investing, their direct impact on your investment portfolios is likely to be short-lived. They have little to do with the underlying soundness of the U.S. economy or your ability to share in it through mutual fund investing.

There are many good, well-managed companies and many good stocks in the market, despite the few "bad apples" that dominate the news. Remember that it is in the interests of all business leaders, and particularly those in investment-related firms, to restore and maintain confidence in our markets. We recommend that individual investors focus on their personal goals, time horizons, and tolerance for price fluctuations, and not be distracted by these passing events. Whatever their place in history, they are not necessarily relevant to the decisions you make to secure your own financial future.

The silver lining of the long market decline is that share prices are now far more reasonable than they were two years ago. There are bargains to be found. It may be a good time to claim your share in the growth of the U.S. and world economies. As a Target client, you have a flexible range of investment options in planning a strategy for reaching your objectives. We continue to monitor the performance of the Target investment subadvisers, allowing you to focus on determining an asset allocation that is appropriate for your personal situation in the changing investing environment. We appreciate being a part of your plans.

Sincerely,



David R. Odenath, Jr., President
The Target Portfolio Trust

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--95.8%
              Common Stocks

              Aerospace/Defense--1.8%
  76,300      Lockheed Martin Corp..........  $  5,302,850
                                              ------------

              Apparel--1.7%
  49,000      Jones Apparel Group,
                Inc.(a).....................     1,837,500
  58,500      NIKE, Inc.....................     3,138,525
                                              ------------
                                                 4,976,025
                                              ------------
              Appliances--0.7%
  48,000      Maytag Corp...................     2,047,200
                                              ------------

              Automobiles--0.7%
  36,000      General Motors Corp. (Class H).    1,924,200
                                              ------------
              Automobiles & Parts--1.3%
  19,000      Johnson Controls, Inc.........     1,550,590
  47,500      Lear Corp.(a).................     2,196,875
                                              ------------
                                                 3,747,465
                                              ------------

              Banks--6.8%
  65,000      Bank of America Corp..........     4,573,400
  89,000      Bank One Corp.................     3,424,720
  46,500      FleetBoston Financial Corp....     1,504,275
 312,100      MBNA Corp.....................    10,321,147
                                              ------------
                                                19,823,542
                                              ------------
              Building Products--0.7%
  73,000      Masco Corp....................     1,979,030
                                              ------------

              Business Services--1.5%
 277,000      Cendant Corp.(a)..............     4,398,760
                                              ------------
              Chemicals--0.8%
  53,000      E.I. du Pont de Nemours & Co..     2,353,200
                                              ------------

              Computer Software & Services--8.3%
 180,000      Advent Software, Inc.(a)......     4,626,000
 425,000      EMC Corp.(a)..................     3,208,750
 263,000      Microsoft Corp.(a)............    14,386,100
  75,000      Siebel Systems, Inc.(a).......     1,066,500

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  55,000      VERITAS Software Corp.(a)....  $  1,088,450
                                             ------------
                                               24,375,800
                                             ------------

              Computers & Business Equipment--10.7%
 442,000      Brocade Communications
                Systems, Inc.(a)...........     7,726,160
1,382,900     Cisco Systems, Inc.(a).......    19,291,455
 131,000      Dell Computer Corp.(a).......     3,424,340
 105,000      Foundry Networks, Inc.(a)....       738,150
                                             ------------
                                               31,180,105
                                             ------------

              Containers--0.7%
  90,000      Pactiv Corp.(a)..............     2,142,000
                                             ------------

              Cosmetics & Toiletries--2.7%
  78,900      Gillette Co..................     2,672,343
  57,500      Procter & Gamble Co..........     5,134,750
                                             ------------
                                                7,807,093
                                             ------------

              Diversified Manufacturing--0.7%
  26,500      Eaton Corp...................     1,927,875
                                             ------------

              Drugs & Healthcare--9.5%
  43,500      Amgen, Inc.(a)...............     1,821,780
  41,000      Baxter International, Inc....     1,822,450
  80,000      Caremark Rx, Inc.(a).........     1,320,000
  42,000      HCA, Inc.....................     1,995,000
 162,700      Medtronic, Inc...............     6,971,695
 128,800      Merck & Co., Inc.............     6,522,432
 152,300      Pfizer, Inc..................     5,330,500
  57,000      Pharmacia Corp...............     2,134,650
                                             ------------
                                               27,918,507
                                             ------------

              Electronic Components--5.5%
 620,000      Applied Materials, Inc.(a)...    11,792,400
 700,200      Atmel Corp.(a)...............     4,383,252
                                             ------------
                                               16,175,652
                                             ------------

              Financial Services--8.8%
  58,000      American Express Co..........     2,106,560
  81,000      Capital One Financial Corp...     4,945,050
 168,000      Citigroup, Inc...............     6,510,000
  62,000      J.P. Morgan Chase & Co.......     2,103,040
 154,400      Morgan Stanley Dean Witter &
                Co.........................     6,651,552

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       12

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Financial Services (cont'd.)
  34,000      SLM Corp......................  $  3,294,600
                                              ------------
                                                25,610,802
                                              ------------

              Food & Beverages--2.9%
  41,000      Anheuser-Busch Cos., Inc......     2,050,000
  58,500      ConAgra Foods, Inc............     1,617,525
 101,000      PepsiCo, Inc..................     4,868,200
                                              ------------
                                                 8,535,725
                                              ------------
              Hotels & Restaurants--1.8%
  78,000      Starwood Hotels & Resorts          2,565,420
                Worldwide, Inc..............
  95,000      Yum! Brands, Inc.(a)..........     2,778,750
                                              ------------
                                                 5,344,170
                                              ------------

              Household Appliances &
                Home Furnishings--0.8%
  70,000      Newell Rubbermaid, Inc........     2,454,200
                                              ------------
              Insurance--4.1%
  44,600      Aetna, Inc....................     2,139,462
 126,000      American International Group,
                Inc.........................     8,596,980
  36,600      Willis Group Holdings
                Ltd.(a).....................     1,204,506
                                              ------------
                                                11,940,948
                                              ------------

              Internet--1.1%
 141,000      Amazon.com, Inc.(a)...........     2,291,250
 163,300      Juniper Networks, Inc.(a).....       922,645
                                              ------------
                                                 3,213,895
                                              ------------

              Machinery--1.0%
  63,500      Deere & Co....................     3,041,650
                                              ------------

              Media--0.6%
  95,000      Walt Disney Co. (The).........     1,795,500
                                              ------------

              Oil Field/Equipment & Services--0.7%
  60,000      BJ Services Co.(a)............     2,032,800
                                              ------------
              Paper--1.3%
  88,000      International Paper Co........     3,835,040
                                              ------------

              Retail Trade--4.1%
  11,800      Dollar Tree Stores, Inc.(a)...       465,038
 146,000      Limited Brands................     3,109,800
  81,500      Nordstrom, Inc................     1,845,975
 184,000      Staples, Inc.(a)..............     3,624,800

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  56,000      Wal-Mart Stores, Inc.........  $  3,080,560
                                             ------------
                                               12,126,173
                                             ------------

              Semiconductors & Equipment--13.3%
  62,500      Broadcom Corp.(a)............     1,096,250
 185,000      Intel Corp...................     3,379,950
 325,000      Linear Technology Corp.......    10,214,750
 320,000      Maxim Integrated Products,
                Inc.(a)....................    12,265,600
  83,000      Texas Instruments, Inc.......     1,967,100
 453,000      Xilinx, Inc.(a)..............    10,160,790
                                             ------------
                                               39,084,440
                                             ------------

              Telecommunication--0.4%
 296,500      CIENA Corp.(a)...............     1,242,335
                                             ------------

              Transportation--0.8%
  46,000      FedEx Corp...................     2,456,400
                                             ------------
              Total long-term investments
                (cost $244,307,774)........   280,793,382
                                             ------------

              SHORT-TERM INVESTMENTS--5.7%
Principal
 Amount
 (000)        Repurchase Agreements
--------
$  3,264      State Street Bank & Trust
                Co., 0.50%, dated 6/28/02,
                due 7/01/02 in the amount
                of $3,264,136 (cost
                $3,264,000; collateralized
                by $2,985,000 U.S. Treasury
                Note, 7.875%, 11/15/04;
                value of collateral
                including accrued interest
                was $3,332,006)............     3,264,000
  13,362      State Street Bank & Trust
                Co., 0.75%, dated 6/28/02,
                due 7/01/02 in the amount
                of $13,362,835 (cost
                $13,362,000; collateralized
                by $12,490,000 U.S.
                Treasury Bond, 6.25%,
                8/15/23; value of
                collateral including
                accrued interest was
                $13,629,713)...............    13,362,000
                                             ------------
                                               16,626,000
                                             ------------
              Total Investments--101.5%
              (cost $260,933,774; Note 5)..   297,419,382
              Liabilities in excess of
                other assets--(1.5%).......    (4,385,380)
                                             ------------
              Net Assets--100%.............  $293,034,002
                                             ------------
                                             ------------

---------------
(a) Non-income producing security.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       13

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--99.1%

              Common Stocks

              Aerospace/Defense--1.5%
   2,600      Boeing Co.....................  $    117,000
   2,900      General Dynamics Corp.........       308,415
  16,500      Honeywell International, Inc..       581,295
  12,100      Lockheed Martin Corp..........       840,950
  20,700      Rockwell Collins, Inc.........       567,594
  22,600      United Technologies Corp......     1,534,540
                                              ------------
                                                 3,949,794
                                              ------------

              Airlines
   4,200      Southwest Airlines Co.........        67,872
                                              ------------

              Aluminum--1.6%
  30,500      Alcan, Inc....................     1,144,360
  91,476      Alcoa, Inc....................     3,032,429
                                              ------------
                                                 4,176,789
                                              ------------

              Apparel--0.3%
  13,300      Jones Apparel Group, Inc.(a)..       498,750
   5,200      Nike, Inc. (Class B)..........       278,980
                                              ------------
                                                   777,730
                                              ------------

              Automobiles--2.3%
 171,019      Ford Motor Co.................     2,736,304
  60,839      General Motors Corp...........     3,251,845
     500      Harley-Davidson, Inc..........        25,635
                                              ------------
                                                 6,013,784
                                              ------------
              Automotive Parts--1.1%
  75,400      Dana Corp.....................     1,397,162
  84,362      Delphi Corp...................     1,113,578
   5,100      Lear Corp.(a).................       235,875
   9,300      Visteon Corp..................       132,060
                                              ------------
                                                 2,878,675
                                              ------------

              Banks--8.4%
  14,700      AmSouth Bancorporation........       328,986
  20,800      Bank of America Corp..........     1,463,488
 102,260      Bank One Corp.................     3,934,965

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  13,200      Banknorth Group, Inc.........  $    343,464
   4,900      Compass Bancshares, Inc......       164,640
   2,500      Cullen/Frost Bankers, Inc....        88,875
   2,500      FirstMerit Corp..............        68,950
  46,600      FleetBoston Financial Corp...     1,507,510
   3,100      Golden State Bancorp, Inc....       112,375
  16,200      GreenPoint Financial Corp....       795,420
  13,500      Hibernia Corp. (Class A).....       267,165
  97,700      KeyCorp......................     2,667,210
   6,800      Marshall & Ilsley Corp.......       210,324
   4,800      Mellon Financial Corp........       150,864
   7,100      North Fork Bancorporation,
                Inc........................       282,651
   2,000      Northern Trust Corp..........        88,120
  15,000      PNC Financial Services
                Group......................       784,200
   6,200      Regions Financial Corp.......       217,930
  11,500      SouthTrust Corp..............       300,380
  11,300      SunTrust Banks, Inc..........       765,236
   4,300      TCF Financial Corp...........       211,130
   7,900      Union Planters Corp..........       255,723
  32,400      UnionBanCal Corp.............     1,517,940
  84,800      U.S. Bancorp.................     1,980,080
  66,600      Wachovia Corp................     2,542,788
  16,000      Wells Fargo & Co.............       800,960
   2,400      Wilmington Trust Corp........        73,200
                                             ------------
                                               21,924,574
                                             ------------

              Building & Construction--1.1%
  23,200      Harsco Corp..................       870,000
  29,300      Lennar Corp..................     1,793,160
   7,600      Masco Corp...................       206,036
   1,900      Omnicom Group, Inc...........        87,020
                                             ------------
                                                2,956,216
                                             ------------

              Business Services--0.2%
     300      Automatic Data Processing,
                Inc........................        13,065
  21,100      Cendant Corp.(a).............       335,068
   6,200      KPMG Consulting, Inc.(a).....        92,132
                                             ------------
                                                  440,265
                                             ------------

              Chemicals--2.6%
  12,200      Air Products & Chemicals,
                Inc........................       615,734
  92,971      Dow Chemical Co..............     3,196,343

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       14

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Chemicals (cont'd.)
  17,100      E.I. du Pont de Nemours &
                Co..........................  $    759,240
   5,400      Eastman Chemical Co...........       253,260
   6,100      Lyondell Chemical Co..........        92,110
   3,000      Monsanto Co...................        53,400
   4,700      NOVA Chemicals Corp...........       105,938
  14,400      PPG Industries, Inc...........       891,360
  11,000      Praxair, Inc..................       626,670
   5,500      Rohm & Haas Co................       222,695
                                              ------------
                                                 6,816,750
                                              ------------

              Computers & Business Equipment--2.5%
11,400..      Brocade Communications
              Systems, Inc.(a)..............       199,272
  29,500      Cisco Systems, Inc.(a)........       411,525
     600      Dell Computer Corp.(a)........        15,684
  20,300      EMC Corp.(a)..................       146,566
 525,100      Gateway, Inc.(a)..............     2,331,444
  98,800      Hewlett-Packard Co............     1,509,664
  14,900      International Business
                Machines Corp...............     1,072,800
  14,100      NCR Corp.(a)..................       487,860
  60,700      Sun Microsystems, Inc.(a).....       313,819
   4,300      VERITAS Software Corp.(a).....        86,602
                                              ------------
                                                 6,575,236
                                              ------------

              Conglomerates--1.6%
   5,600      ITT Industries, Inc...........       395,360
 290,600      Tyco International Ltd........     3,926,006
                                              ------------
                                                 4,321,366
                                              ------------
              Consumer Products--3.8%
 174,800      Eastman Kodak Co..............     5,098,916
  56,800      Fortune Brands, Inc...........     3,180,800
  19,900      Procter & Gamble Co...........     1,777,070
                                              ------------
                                                10,056,786
                                              ------------

              Containers--0.8%
  91,300      Pactiv Corp.(a)...............     2,172,940
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Cosmetics & Toiletries--0.3%
  26,000      Gillette Co..................  $    880,620
                                             ------------

              Domestic Oil--0.8%
  20,400      Ashland, Inc.................       826,200
   8,900      Anadarko Petroleum Corp......       438,770
  20,928      Sunoco, Inc..................       745,665
                                             ------------
                                                2,010,635
                                             ------------

              Drugs & Health Care--4.4%
     500      Abbott Laboratories..........        18,825
 108,000      Aetna, Inc...................     5,180,760
   4,200      Amgen, Inc.(a)...............       175,896
  33,000      Bausch & Lomb, Inc...........     1,117,050
   1,400      Baxter International, Inc....        62,230
  14,600      Becton Dickinson & Co........       502,970
  10,500      CIGNA Corp...................     1,022,910
   4,100      Eli Lilly & Co...............       231,240
   6,300      Forest Laboratories,
                Inc.(a)....................       446,040
   2,700      Guidant Corp.(a).............        81,621
   3,600      HCA, Inc.....................       171,000
  11,800      Human Genome Sciences,
                Inc.(a)....................       158,120
   4,500      Johnson & Johnson............       235,170
     700      McKesson Corp................        22,890
  12,300      MedImmune, Inc.(a)...........       324,720
   2,000      Merck & Co., Inc.............       101,280
   2,400      Vertex Pharmaceuticals,
                Inc.(a)....................        39,072
   7,000      Wellpoint Health Networks,
                Inc.(a)....................       544,670
  22,100      Wyeth........................     1,131,520
                                             ------------
                                               11,567,984
                                             ------------

              Electric Utilities--7.9%
   6,400      Ameren Corp..................       275,264
  39,820      American Electric Power Co.,
                Inc........................     1,593,596
  11,000      Cinergy Corp.................       395,890
   9,500      Constellation Energy Group,
                Inc........................       278,730
  13,900      Dominion Resources, Inc......       920,180
  72,000      DTE Energy Co................     3,214,080
  19,600      Edison International(a)......       333,200
  51,200      Entergy Corp.................     2,172,928
  32,500      Exelon Corp..................     1,699,750
  25,596      FirstEnergy Corp.............       854,394
   1,700      FPL Group, Inc...............       101,983

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       15

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Electric Utilities (cont'd.)
  13,400      General Electric Co...........  $    389,270
  29,600      OGE Energy Corp...............       676,656
  28,300      PG&E Corp.(a).................       506,287
  15,200      Pinnacle West Capital Corp....       600,400
   5,800      Potomac Electric Power Co.....       124,584
  15,035      PPL Corp......................       497,358
  29,700      Public Service Enterprise
                Group, Inc..................     1,286,010
  10,300      Reliant Energy, Inc...........       174,070
  44,001      SCANA Corp....................     1,358,311
  46,632      TXU Corp......................     2,403,880
  23,500      Wisconsin Energy Corp.........       593,845
  16,700      Xcel Energy, Inc..............       280,059
                                              ------------
                                                20,730,725
                                              ------------

              Electrical Equipment--1.1%
  15,440      ArvinMeritor, Inc.............       370,560
   3,000      Cooper Industries Ltd.
                 (Class A)..................       117,900
  10,600      Emerson Electric Co...........       567,206
   8,100      Johnson Controls, Inc.........       661,041
  29,000      Rockwell Automation, Inc......       579,420
   9,200      W.W. Grainger, Inc............       460,920
                                              ------------
                                                 2,757,047
                                              ------------
              Electronics--0.5%
  44,600      Motorola, Inc.................       643,132
  13,100      Progress Energy, Inc..........       681,331
                                              ------------
                                                 1,324,463
                                              ------------

              Financial Services--9.0%
   6,100      A.G. Edwards, Inc.............       237,107
   1,600      AmeriCredit Corp.(a)..........        44,880
  11,700      Capital One Financial Corp....       714,285
     500      Charles Schwab Corp. (The)....         5,600
 136,300      Citigroup, Inc................     5,281,625
  23,100      Countrywide Credit Industries,
                Inc.........................     1,114,575
  28,900      E* Trade Group, Inc.(a).......       157,794
  14,400      Fannie Mae....................     1,062,000
  17,200      Goldman Sachs Group, Inc.
                (The).......................     1,261,620
  11,800      Household International, Inc..       586,460
   3,500      IndyMac Bancorp, Inc.(a)......        79,380

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
   2,500      Legg Mason, Inc..............  $    123,350
  11,000      MBIA, Inc....................       621,830
   7,100      Merrill Lynch & Co., Inc.....       287,550
  37,000      Morgan Stanley Dean Witter &
                Co.........................     1,593,960
 210,200      Principal Financial Group,
                Inc. (The)(a)..............     6,516,200
  14,700      Stilwell Financial, Inc......       267,540
   6,800      T. Rowe Price Group, Inc.....       223,584
  96,400      Washington Mutual, Inc.......     3,577,404
                                             ------------
                                               23,756,744
                                             ------------

              Food & Beverages--1.3%
  16,200      Coca-Cola Co.................       907,200
   2,100      Hershey Foods Corp...........       131,250
   8,700      Kellogg Co...................       311,982
  18,100      Kraft Foods, Inc.............       741,195
  48,300      Sara Lee Corp................       996,912
   5,100      Unilever NV, ADR.............       330,480
                                             ------------
                                                3,419,019
                                             ------------

              Forest Products--2.3%
  13,900      Georgia-Pacific Corp.........       341,662
  99,385      Plum Creek Timber Co.,
                Inc........................     3,051,120
  43,420      Weyerhaeuser Co..............     2,772,367
                                             ------------
                                                6,165,149
                                             ------------

              Gas & Pipeline Utilities--0.3%
  15,200      Dynergy, Inc. (Class A)......       109,440
  26,100      El Paso Corp.................       537,921
   1,300      Valero Energy Corp...........        48,646
   1,400      Williams Companies, Inc.
                (The)......................         8,386
                                             ------------
                                                  704,393
                                             ------------

              Hotels & Restaurants--4.2%
  11,100      Carnival Corp................       307,359
   4,600      Harrah's Entertainment,
                Inc.(a)....................       204,010
   3,800      Hilton Hotels Corp...........        52,820
 100,700      Mandalay Resort Group(a).....     2,776,299
   6,600      Marriott International,
                Inc........................       251,130
  17,300      McDonald's Corp..............       492,185
  24,100      P & O Princess Cruises PLC,
                ADR........................       607,320

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       16

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Hotels & Restaurants (cont'd.)
 106,200      Park Place Entertainment
                Corp.(a)....................  $  1,088,550
   4,800      Starwood Hotels & Resorts
                Worldwide, Inc..............       157,872
 170,800      Yum! Brands, Inc.(a)..........     4,995,900
                                              ------------
                                                10,933,445
                                              ------------

              Household Appliances &
                Home Furnishings--0.1%
   4,200      Black & Decker Corp...........       202,440
                                              ------------

              Industrial Machinery--0.6%
   6,400      Caterpillar, Inc..............       313,280
     900      Danaher Corp..................        59,715
   5,700      Deere & Co....................       273,030
   5,300      Eaton Corp....................       385,575
   9,400      Ingersoll-Rand Co.............       429,204
                                              ------------
                                                 1,460,804
                                              ------------
              Insurance--9.0%
  44,400      Allmerica Financial Corp......     2,051,280
 173,400      Allstate Corp. (The)..........     6,412,332
   8,000      Ambac Financial Group, Inc....       537,600
  14,100      American International Group,
                Inc.........................       962,043
   5,600      Chubb Corp. (The).............       396,480
   6,900      Hartford Financial Services
                Group, Inc. (The)...........       410,343
   1,200      Jefferson-Pilot Corp..........        56,400
   6,600      John Hancock Financial
                Services, Inc...............       232,320
  23,600      Lincoln National Corp.........       991,200
 237,070      Metlife, Inc..................     6,827,616
   7,300      Protective Life Corp..........       241,630
  96,000      St. Paul Cos., Inc............     3,736,320
  10,300      Torchmark Corp................       393,460
   5,300      Travelers Property Casualty
                Corp. (Class A)(a)..........        93,810
  11,500      UnumProvident Corp............       292,675
   1,600      XL Capital Ltd. (Class
                A)(Bermuda).................       135,520
                                              ------------
                                                23,771,029
                                              ------------
              International Oil--5.3%
  40,000      ChevronTexaco Corp............     3,540,000
 177,000      Exxon Mobil Corp..............     7,242,840

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

 100,100      Occidental Petroleum Corp....  $  3,001,999
                                             ------------
                                               13,784,839
                                             ------------

              Manufacturing
   1,400      Illinois Tool Works, Inc.....        95,620
                                             ------------

              Media--2.3%
  51,300      AOL Time Warner, Inc.(a).....       699,219
  24,200      Charter Communications,
                Inc.(a)....................        98,736
  41,000      Comcast Corp.(a).............       977,440
  12,900      Cox Communications, Inc.
                (Class A)(a)...............       355,395
   5,700      Fox Entertainment Group, Inc.
                (Class A)(a)...............       123,975
  13,200      Gannett Co., Inc.............     1,001,880
  19,200      Gemstar-TV Guide
                International, Inc.(a).....       103,488
   1,300      Knight-Ridder, Inc...........        81,835
  84,500      Liberty Media Corp.(a).......       845,000
  11,200      Tribune Co...................       487,200
  19,100      Viacom, Inc.(a)..............       847,467
  19,900      Walt Disney Co. (The)........       376,110
                                             ------------
                                                5,997,745
                                             ------------

              Metals--0.1%
   5,100      INCO Ltd.(a).................       115,464
   8,500      United States Steel Corp.....       169,065
                                             ------------
                                                  284,529
                                             ------------

              Oil Field/Equipment & Services--1.1%
   4,100      Baker Hughes, Inc............       138,293
  19,200      Conoco, Inc..................       533,760
   3,400      Cooper Cameron Corp.(a)......       164,628
  12,800      Devon Energy Corp............       630,784
  41,600      Teekay Shipping Corp.........     1,535,456
                                             ------------
                                                3,002,921
                                             ------------

              Paper--1.1%
   4,000      Bowater, Inc.................       217,480
  57,014      International Paper Co.......     2,484,670
   4,200      Temple-Inland, Inc...........       243,012
                                             ------------
                                                2,945,162
                                             ------------

              Pollution Control--1.8%
 181,600      Waste Management, Inc........     4,730,680
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       17

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Railroads & Equipment--0.4%
  11,800      Burlington Northern Santa Fe
                Corp........................  $    354,000
   5,700      CSX Corp......................       199,785
   1,600      GATX Corp.....................        48,160
   6,700      Norfolk Southern Corp.........       156,646
   6,200      Union Pacific Corp............       392,336
                                              ------------
                                                 1,150,927
                                              ------------

              Real Estate Investment Trust--1.0%
   3,600      Apartment Investment &
                Management Co...............       177,120
   8,100      Archstone-Smith Trust.........       216,270
   2,600      Arden Realty, Inc.............        73,970
   1,800      Camden Property Trust.........        66,960
   2,500      CarrAmerica Realty Corp.......        77,125
   4,500      Crescent Real Estate Equities
                Co..........................        84,150
  20,000      Equity Office Properties
                Trust.......................       602,000
   4,000      Equity Residential............       115,000
   3,100      General Growth Properties,
                Inc.........................       158,100
   4,300      Kimco Realty Corp.............       144,007
   2,300      Liberty Property Trust........        80,500
   6,500      Prologis Trust................       169,000
   3,900      Public Storage, Inc...........       142,857
   3,300      Rouse Co. (The)...............       108,900
   5,000      United Dominion Realty Trust,
                Inc.........................        78,800
   4,200      Vornado Realty Trust..........       194,040
                                              ------------
                                                 2,488,799
                                              ------------
              Retailing--4.2%
   9,900      Abercrombie & Fitch Co.(a)....       238,788
  12,500      Albertson's, Inc..............       380,750
   1,300      Bed Bath & Beyond, Inc.(a)....        49,062
  11,900      CVS Corp......................       364,140
  15,000      Federated Department Stores,
                Inc.(a).....................       595,500
   8,700      Home Depot, Inc. (The)........       319,551
  76,700      J.C. Penney Co., Inc..........     1,688,934
     700      Lowe's Cos., Inc..............        31,780
 101,400      May Department Stores Co.
                (The).......................     3,339,102
   6,000      Pier 1 Imports, Inc...........       126,000
  59,300      Sears, Roebuck & Co...........     3,219,990
   3,000      SYSCO Corp....................        81,660
   5,700      Target Corp...................       217,170

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  13,700      TJX Cos., Inc. (The).........  $    268,657
                                             ------------
                                               10,921,084
                                             ------------

              Semiconductors & Equipment--0.2%
   3,962      Agere Systems, Inc.
                 (Class A)(a)..............         5,547
   3,994      Agere Systems, Inc. (Class            5,991
                B)(a)......................
   4,900      Altera Corp.(a)..............        66,640
     200      Broadcom Corp. (Class A)(a)..         3,508
   1,400      Intel Corp...................        25,578
   1,900      Linear Technology Corp.......        59,717
   5,700      LSI Logic Corp.(a)...........        49,875
   1,300      Micron Technology, Inc.(a)...        26,286
   3,800      PMC-Sierra, Inc.(a)..........        35,226
     900      Texas Instruments, Inc.......        21,330
   7,700      Xilinx, Inc.(a)..............       172,711
                                             ------------
                                                  472,409
                                             ------------

              Software--1.9%
   8,900      BEA Systems, Inc.(a).........        84,639
 311,200      Computer Associates
                International, Inc.........     4,944,968
                                             ------------
                                                5,029,607
                                             ------------

              Supplier & Networking Equipment--0.3%
  11,800      Corning, Inc.(a).............        41,890
  15,100      Lucent Technologies, Inc.(a).        25,066
  19,800      Nortel Networks Corp.(a).....        28,710
 114,800      Tellabs, Inc.(a).............       711,760
                                             ------------
                                                  807,426
                                             ------------

              Telecommunication--6.5%
  43,400      ALLTEL Corp..................     2,039,800
  10,000      American Tower Corp.(a)......        34,500
 215,100      AT&T Corp....................     2,301,570
  93,700      AT&T Wireless Services,
                Inc.(a)....................       548,145
  45,400      BellSouth Corp...............     1,430,100
 125,292      SBC Communications, Inc......     3,821,406
 110,820      Sprint Corp. (FON Group).....     1,175,800
  42,600      Sprint Corp. (PCS Group)(a)..       190,422
 138,060      Verizon Communications, Inc..     5,543,109
                                             ------------
                                               17,084,852
                                             ------------

              Tobacco--2.8%
 170,900      Philip Morris Cos., Inc......     7,464,912
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       18

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Toys & Amusements--0.3%
   9,700      Hasbro, Inc...................  $    131,532
  26,400      Mattel, Inc...................       556,512
                                              ------------
                                                   688,044
                                              ------------

              Trucking & Freight Forwarding--0.2%
   7,300      FedEx Corp....................       389,820
                                              ------------
              Total common stocks
                (cost $250,271,264).........   260,152,650
                                              ------------

              SHORT-TERM INVESTMENT--0.2%
 602,769      SSgA U.S. Government Money
                Market Fund
                (cost $602,769).............       602,769
                                              ------------
              Total Investments--99.3%
                (cost $250,874,033; Note 5).   260,755,419
              Other assets in excess of
                liabilities--0.7%...........     1,933,656
                                              ------------
              Net Assets--100%..............  $262,689,075
                                              ------------
                                              ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
NV--Naamloze Vennootschap (Dutch Company).
PLC--Public Liability Company (British Company).

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       19

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--95.9%

                Common Stocks

                Airlines--0.8%
    44,350      Atlantic Coast Airlines
                  Holdings, Inc.(a)..........  $    962,395
                                               ------------

                Automobiles--0.7%
    38,000      Monaco Coach Corp.(a)........       809,400
                                               ------------

                Automotive Parts--0.4%
    18,100      American Axle & Manufacturing
                  Holdings, Inc.(a)..........       538,294
                                               ------------

                Banks--3.5%
    12,300      Hudson United Bancorp........       351,288
    72,600      Net.B@nk, Inc.(a)............       845,790
    25,100      Seacoast Financial Services
                  Corp.......................       629,257
    23,250      Texas Regional Bancshares,
                  Inc. (Class A shares)......     1,131,345
    23,600      UCBH Holdings, Inc...........       897,036
    25,400      Waypoint Financial Corp......       496,570
                                               ------------
                                                  4,351,286
                                               ------------

                Building & Construction--2.6%
    10,000      Beazer Homes USA, Inc.(a)....       800,000
     6,500      EMCOR Group, Inc.(a).........       381,550
    56,400      Hovnanian Enterprises, Inc.
                  (Class A shares)(a)........     2,023,632
                                               ------------
                                                  3,205,182
                                               ------------

                Business Services--6.5%
    41,700      AMN Healthcare Services,
                  Inc.(a)....................     1,459,917
    38,426      ChoicePoint, Inc.(a).........     1,747,230
       100      Cross Country, Inc.(a).......         3,780
    32,585      CSG Systems International,
                  Inc.(a)....................       623,677
    29,700      Fair, Issac & Co., Inc.......       976,239
    19,950      FTI Consulting, Inc.(a)......       698,450
    63,300      Kroll, Inc.(a)...............     1,328,034
    68,801      Pegasus Solutions, Inc.(a)...     1,204,017
                                               ------------
                                                  8,041,344
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Commercial Services--3.9%
  28,600      Coinstar, Inc.(a)............  $    699,270
  34,460      Iron Mountain, Inc.(a).......     1,063,091
  16,600      John H. Harland Co...........       468,120
 183,436      On Command Corp.(a)..........       310,007
  47,000      Perot Systems Corp.(a).......       511,830
  25,000      PRG-Schultz International,
                Inc.(a)....................       307,750
  43,900      Right Management Consultants,
                Inc.(a)....................     1,154,526
  41,340      Vicor Corp.(a)...............       288,967
                                             ------------
                                                4,803,561
                                             ------------

              Computer Services--0.7%
  16,300      Cognizant Technology
                Solutions Corp.............       876,125
                                             ------------

              Distribution/Wholesale--4.4%
  26,200      D & K Healthcare Resources,
                Inc........................       923,812
  97,855      Daisytek International
                Corp.(a)...................     1,659,621
  56,400      Performance Food Group
                Co.(a).....................     1,909,704
  23,710      Tech Data Corp.(a)...........       897,423
                                             ------------
                                                5,390,560
                                             ------------

              Drugs & Health Care--15.0%
  38,070      Abgenix, Inc.(a).............       373,086
  15,000      Accredo Health, Inc.(a)......       692,100
  93,100      American Medical System
                Holdings, Inc.(a)..........     1,867,586
  43,700      AmSurg Corp.(a)..............     1,147,562
  54,100      Coventry Health Care,
                Inc.(a)....................     1,537,522
  21,900      DIANON Systems, Inc.(a)......     1,169,898
  11,030      Enzon, Inc.(a)...............       271,448
  80,425      Exelixis, Inc.(a)............       605,600
  13,600      InterMune, Inc.(a)...........       286,960
  23,920      Lexicon Genetics, Inc.(a)....       116,945
  63,550      MedCath Corp.(a).............     1,086,705
  49,700      Mid Atlantic Medical
                Services, Inc.(a)..........     1,558,095
  31,760      Myriad Genetics, Inc.(a).....       645,999
  47,500      NBTY, Inc.(a)................       735,300
  19,200      NDCHealth Corp...............       535,680
  66,655      Novoste Corp.(a).............       307,946
  26,500      Pediatrix Medical Group,
                Inc.(a)....................       662,500
  27,900      Priority Healthcare
                Corp.(a)...................       655,650
  35,875      Province Healthcare Co.(a)...       802,165
  10,000      Renal Care Group, Inc.(a)....       311,500

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       20

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Drugs & Health Care (cont'd.)
    30,600      Sierra Health Services,
                  Inc.(a)....................  $    683,910
    21,750      Transkaryotic Therapies,
                  Inc.(a)....................       784,088
    38,600      United Surgical Partners
                  International, Inc.(a).....     1,195,828
    29,765      Vertex Pharmaceuticals,
                  Inc.(a)....................       484,574
                                               ------------
                                                 18,518,647
                                               ------------

                Educational Services--4.5%
    44,400      Career Education Corp.(a)....     1,998,000
    68,700      Corinthian Colleges,
                  Inc.(a)....................     2,328,243
    61,865      Sylvan Learning Systems,
                  Inc.(a)....................     1,233,588
                                               ------------
                                                  5,559,831
                                               ------------

                Electronics--6.3%
    17,765      Advanced Energy Industries,
                  Inc.(a)....................       394,028
    77,765      Electronics for Imaging,
                  Inc.(a)....................     1,237,241
    22,600      FLIR Systems, Inc.(a)........       948,522
    63,000      Itron, Inc.(a)...............     1,652,490
    25,060      Mettler-Toledo International,
                  Inc.(a)....................       923,962
    24,150      Photronics, Inc.(a)..........       457,401
    24,450      Rudolph Technologies,
                  Inc.(a)....................       609,539
    21,340      Technitrol, Inc..............       497,222
    45,450      Zoran Corp.(a)...............     1,041,259
                                               ------------
                                                  7,761,664
                                               ------------
                Financial Services--3.2%
    33,935      AmeriCredit Corp.(a).........       951,877
    36,120      Brown & Brown, Inc...........     1,137,780
    64,850      Interactive Data Corp.(a)....       955,889
    27,040      T. Rowe Price Group, Inc.....       889,075
                                               ------------
                                                  3,934,621
                                               ------------
                Food & Beverages--0.9%
    20,700      American Italian Pasta Co.
                  (Class A shares)(a)........     1,055,493
                                               ------------
                Gas & Pipeline Utilities--0.6%
    19,700      Western Gas Resources, Inc...       736,780
                                               ------------
                Hotels & Restaurants--0.2%
    15,900      Ruby Tuesday, Inc............       308,460
                                               ------------

                Household Products--0.9%
    37,100      Blyth, Inc...................     1,158,262
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Insurance--2.0%
  31,600      Hilb, Rogal & Hamilton Co....  $  1,429,900
   4,980      Markel Corp.(a)..............       981,060
                                             ------------
                                                2,410,960
                                             ------------

              Internet--2.5%
  19,700      Avocent Corp.(a).............       313,624
 274,125      Hollywood Media Corp.(a).....       545,509
 210,183      Packeteer, Inc.(a)...........       929,009
  25,100      Retek, Inc.(a)...............       609,930
  85,669      Riverstone Networks,
                Inc.(a)....................       268,144
  34,800      United Online, Inc.(a).......       418,296
                                             ------------
                                                3,084,512
                                             ------------

              Leisure Time--2.6%
  16,300      Action Performance Cos.,
                Inc.(a)....................       515,080
  51,100      GTECH Holdings Corp.(a)......     1,305,094
  51,400      Penn National Gaming,
                Inc.(a)....................       932,910
   7,600      Polaris Industries, Inc......       494,000
                                             ------------
                                                3,247,084
                                             ------------

              Media--1.9%
  41,690      Information Holdings,
                Inc.(a)....................     1,017,236
 100,400      Mediacom Communications
                Corp.(a)...................       782,116
 126,735      Penton Media, Inc.(a)........       272,480
 227,030      PRIMEDIA, Inc.(a)............       276,977
                                             ------------
                                                2,348,809
                                             ------------

              Medical & Dental Supplies--2.0%
  31,600      Henry Schein, Inc.(a)........     1,406,200
  84,715      STAAR Surgical Co.(a)........       349,026
  32,865      Ventana Medical Systems,
                Inc.(a)....................       721,387
                                             ------------
                                                2,476,613
                                             ------------

              Metals & Mining--0.4%
  30,700      Steel Dynamics, Inc.(a)......       505,629
                                             ------------

              Office Furnishings--0.7%
  59,900      Falcon Products, Inc.........       365,390
  28,500      Global Imaging Systems,
                Inc.(a)....................       541,215
                                             ------------
                                                  906,605
                                             ------------

              Oil Field/Equipment & Services--4.2%
  16,440      CARBO Ceramics, Inc..........       607,458
  19,300      Evergreen Resources,
                Inc.(a)....................       820,250
  34,600      Headwaters, Inc.(a)..........       544,950

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       21

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Oil Field/Equipment & Services (cont'd.)
    28,360      Newfield Exploration
                  Co.(a).....................  $  1,054,141
    35,000      Oceaneering International,
                  Inc........................       945,000
    27,500      Unit Corp.(a)................       477,125
    28,700      Universal Compression
                  Holdings, Inc.(a)..........       688,513
                                               ------------
                                                  5,137,437
                                               ------------

                Real Estate--0.1%
    71,414      Grubb & Ellis Co.(a).........       177,821
                                               ------------
                Retail Trade--12.6%
    17,000      Advanced Auto Parts, Inc.....       926,670
    17,040      CDW Computer Centers,
                  Inc.(a)....................       797,642
    37,825      Chico's FAS, Inc.(a).........     1,373,804
    55,550      Fossil, Inc.(a)..............     1,142,108
    24,400      Fred's, Inc..................       897,432
    30,350      Genesco, Inc.(a).............       739,023
    10,000      Hollywood Entertainment
                  Corp.(a)...................       206,800
    14,100      Movie Gallery, Inc.(a).......       297,792
    38,575      PC Connection, Inc.(a).......       158,158
    21,900      Pennzoil-Quaker State Co.....       471,507
    32,350      PETCO Animal Supplies, Inc...       805,838
    48,400      Regis Corp...................     1,307,720
    20,700      Rent-A-Center, Inc.(a).......     1,200,807
    13,500      Sonic Automatic, Inc.(a).....       347,625
    19,500      The Finish Line, Inc.
                  (Class A shares)(a)........       349,440
    87,600      The Gymboree Corp.(a)........     1,403,352
    17,100      The Nautilus Group, Inc......       523,260
    33,800      The Pep Boys - Manny, Moe &
                  Jack.......................       569,530
    21,120      Tuesday Morning Corp.(a).....       391,987
    32,510      Tweeter Home Entertainment
                  Group, Inc.(a).............       531,213
    32,800      Urban Outfitters, Inc.(a)....     1,138,816
                                               ------------
                                                 15,580,524
                                               ------------

                Savings & Loan--1.5%
    31,900      Independence Community Bank
                  Corp.......................       916,487
    42,600      Roslyn Bancorp, Inc..........       929,958
                                               ------------
                                                  1,846,445
                                               ------------

                Semiconductors & Equipment--0.3%
    17,500      Integrated Circuit Systems,
                  Inc.(a)....................       353,325
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Software--5.3%
  60,800      Activision, Inc.(a)..........  $  1,766,848
  21,805      Advent Software, Inc.(a).....       560,388
  36,650      Caminus Corp.(a).............       213,670
  68,840      Kana Software, Inc.(a).......       275,360
 140,700      Liberate Technologies,
                Inc.(a)....................       371,307
  21,300      National Instruments
                Corp.(a)...................       693,528
  67,350      SERENA Software, Inc.(a).....       922,513
  35,012      SPSS, Inc.(a)................       544,086
 118,706      Wind River Systems,
                Inc.(a)....................       594,717
  84,704      Witness Systems, Inc.(a).....       625,116
                                             ------------
                                                6,567,533
                                             ------------

              Telecommunication--1.2%
 209,409      Allegiance Telecom, Inc.(a)..       383,218
 188,970      Choice One Communications,
                Inc.(a)....................       168,183
 119,470      Enterasys Networks, Inc.(a)..       212,657
               .................
 139,646      LCC International, Inc.
                (Class A shares)(a)........       199,694
  43,150      PLX Technology, Inc.(a)......       183,387
  42,260      Tekelec(a)...................       339,348
                                             ------------
                                                1,486,487
                                             ------------

              Transportation--1.8%
  61,100      J.B. Hunt Transport Services,
                Inc.(a)....................     1,803,672
  15,600      Knight Transportation,
                Inc.(a)....................       361,764
                                             ------------
                                                2,165,436
                                             ------------

              Waste Management--1.7%
  60,200      Stericycle, Inc.(a)..........     2,131,681
                                             ------------
              Total long-term investments
                (cost $142,600,602)........   118,438,806
                                             ------------

              SHORT-TERM INVESTMENTS--4.3%
5,283,184     SSgA Money Market Fund
                (cost $5,283,184)..........     5,283,184
                                             ------------
              Total Investments--100.2%
                (cost $147,883,786; Note 5)   123,721,990
              Liabilities in excess of
                other assets--(0.2%).......      (218,296)
                                             ------------
              Net Assets--100%.............  $123,503,694
                                             ------------
                                             ------------

------------------
(a) Non-income producing security.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       22

               Small Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--97.8%
              Common Stocks

              Aerospace/Defense--0.7%
  17,760      Triumph Group, Inc.(a)........  $    792,096
  18,350      United Defense Industries,
                Inc.(a).....................       422,050
                                              ------------
                                                 1,214,146
                                              ------------

              Airlines--0.1%
  11,710      Continental Airlines, Inc.
                (Class B Shares)(a).........       184,784
                                              ------------

              Auto Related--2.0%
  12,150      BorgWarner, Inc...............       701,784
  22,440      CSK Auto Corp.................       312,814
  13,950      Lear Corp.(a).................       645,187
  16,900      Snap-On, Inc..................       501,761
  56,100      The Pep Boys - Manny, Moe &
                Jack........................       945,285
  37,880      Tower Automotive, Inc.(a).....       528,426
                                              ------------
                                                 3,635,257
                                              ------------

              Banks--7.2%
   3,507      Associated Banc-Corp..........       132,249
  67,700      Astoria Financial Corp........     2,169,785
 188,800      BankUnited Financial
                Corp.(a)....................     3,660,832
  18,000      Commerce Bancorp, Inc.........       795,600
  26,800      First Federal Capital Corp....       592,280
  23,760      First Midwest Bancorp, Inc....       660,053
  44,110      Fulton Financial Corp.........       835,002
  14,970      Greater Bay Bancorp...........       460,477
  24,400      Hibernia Corp.................       482,876
  16,950      MAF Bancorp, Inc..............       637,320
  13,360      PFF Bancorp, Inc..............       513,024
  21,880      Provident Financial Group,
                Inc.........................       634,739

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  38,680      Trustmark Corp...............  $    988,274
  16,590      Whitney Holding Corp.........       509,977
                                             ------------
                                               13,072,488
                                             ------------

              Building & Construction--0.4%
   8,510      Centex Construction Products,
                Inc........................       309,764
  14,250      Lafarge North America, Inc...       500,888
                                             ------------
                                                  810,652
                                             ------------

              Business Services--4.4%
  90,400      Allied Waste Industries,
                Inc.(a)....................       867,840
  21,280      CDI Corp. (a)................       692,664
  49,700      Kelly Services, Inc. (Class A
                shares)....................     1,342,397
  58,070      Moore Corp., Ltd.(a).........       666,644
 124,070      MPS Group, Inc.(a)...........     1,054,595
  60,800      NDCHealth Corp...............     1,696,320
  50,000      Republic Services, Inc.(a)...       953,500
  70,400      Spherion Corp.(a)............       837,760
                                             ------------
                                                8,111,720
                                             ------------

              Chemicals--4.5%
  33,100      Albemarle Corp...............     1,017,825
  12,460      Cambrex Corp.................       499,646
   8,990      ChemFirst, Inc...............       257,564
  71,130      Crompton Corp................       906,907
  12,970      Ferro Corp...................       391,046
   8,850      Georgia Gulf Corp............       233,994
  12,260      Minerals Technologies, Inc...       604,663
  42,760      Olin Corp....................       947,134
  34,580      Spartech Corp................       941,613
  33,900      The Scotts Co. (Class A
                shares)(a).................     1,539,060
  21,200      The Valspar Corp.............       956,968
                                             ------------
                                                8,296,420
                                             ------------

              Commercial Services--0.2%
  36,100      Service Corp.
                International(a)...........       174,363
  33,600      Stewart Enterprises, Inc.
                (Class A shares)(a)........       214,032
                                             ------------
                                                  388,395
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       23

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Computers & Business Equipment--1.3%
   9,310      Dynamics Research Corp.(a)....  $    225,116
  60,800      Global Payments, Inc.(a)......     1,808,800
  79,000      Maxtor Corp.(a)...............       357,080
                                              ------------
                                                 2,390,996
                                              ------------
              Containers & Packaging--0.6%
  51,180      Packaging Corp. of
                America(a)..................     1,017,970
                                              ------------

              Diversified Industries--2.6%
  83,400      Federal Signal Corp...........     2,001,600
  12,450      Fisher Scientific
                International, Inc..........       348,600
  24,460      Hawaiian Electric Industries,
                Inc.........................     1,040,773
  76,500      Watsco, Inc...................     1,396,125
                                              ------------
                                                 4,787,098
                                              ------------

              Drugs & Health Care--11.9%
  33,400      Barr Laboratories, Inc.(a)....     2,121,902
  73,800      Beverly Enterprises,
                Inc.(a).....................       561,618
 143,800      Covance, Inc.(a)..............     2,696,250
  64,400      Diagnostic Products Corp......     2,382,800
  34,000      Health Net, Inc.(a)...........       910,180
  90,100      K-V Pharmaceutical Co.(a).....     2,365,125
  44,600      Lincare Holdings, Inc.(a).....     1,440,580
  49,700      Orthodontic Centers of
                America, Inc.(a)............     1,145,585
  72,900      Pediatrix Medical Group,
                Inc.(a).....................     1,822,500
 104,600      Pharmaceutical Product
                Development, Inc.(a)........     2,755,164
  45,700      Quintiles Transnational,             570,793
                Corp.(a)....................
  60,700      The Cooper Companies, Inc.....     2,858,970
                                              ------------
                                                21,631,467
                                              ------------

              Electric Utilities--2.6%
  35,390      ALLETE, Inc...................       959,069
  32,810      El Paso Electric Co...........       454,418
  37,930      MDU Resources Group, Inc......       997,180
  23,730      Peoples Energy Corp...........       865,196
  64,000      PNM Resources, Inc............     1,548,800
                                              ------------
                                                 4,824,663
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Electronics--1.8%
  43,000      FLIR Systems, Inc.(a)........  $  1,804,710
   6,590      Integrated Defense
                Technologies, Inc.(a)......       193,944
  50,300      Pioneer Standard Electronics,
                Inc.(a)....................       522,617
  20,380      Sypris Solutions, Inc.(a)....       371,323
  62,200      UNOVA, Inc.(a)...............       403,678
                                             ------------
                                                3,296,272
                                             ------------

              Financial Services--5.7%
  15,650      Affiliated Managers Group,
                Inc.(a)....................       962,475
  66,800      AmeriCredit Corp.(a).........     1,873,740
  49,500      Eaton Vance Corp.............     1,544,400
  20,960      IndyMac Bancorp, Inc.(a).....       475,373
  24,240      Irwin Financial Corp.........       487,224
  50,600      Jeffries Group, Inc..........     2,130,260
  45,000      Raymond James Financial,
                Inc........................     1,281,150
  45,260      Sky Financial Group, Inc.....       957,249
  15,180      Triad Guaranty, Inc.(a)......       660,785
                                             ------------
                                               10,372,656
                                             ------------

              Foods--1.4%
  36,870      Chiquita Brands
                International, Inc.(a).....       660,342
  18,780      Interstate Bakeries Corp.....       542,366
  27,200      Outback Steakhouse, Inc.(a)..       954,720
  13,300      Performance Food Group
                Co.(a).....................       450,338
                                             ------------
                                                2,607,766
                                             ------------

              Gas & Pipeline Utilities--1.7%
  30,760      Equitable Resources, Inc.....     1,055,068
  89,400      ONEOK, Inc...................     1,962,330
                                             ------------
                                                3,017,398
                                             ------------

              Home Builder--3.5%
  89,100      D.R. Horton, Inc.............     2,319,273
  46,000      Fleetwood Enterprises,
                Inc.(a)....................       400,200
 103,400      Hovnanian Enterprises, Inc.
                (Class A shares)(a)........     3,709,992
                                             ------------
                                                6,429,465
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       24

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Home Appliances & Home Furnishings--0.3%
   6,000      Furniture Brands
                International, Inc.(a)......  $    181,500
  14,140      Haverty Furniture Co., Inc....       279,265
                                              ------------
                                                   460,765
                                              ------------

              Hotels & Restaurants--1.9%
  49,300      Brinker International,
                Inc.(a).....................     1,565,275
  39,730      RARE Hospitality
                International, Inc.(a)......     1,069,532
  47,100      Ruby Tuesday, Inc.............       913,740
                                              ------------
                                                 3,548,547
                                              ------------
              Industrial Machinery--0.4%
  34,490      AGCO Corp.(a).................       672,555
                                              ------------

              Insurance--4.9%
 125,000      Ceres Group, Inc..............       487,500
  57,300      Commerce Group, Inc. (The)....     2,266,215
   8,000      Everest Re Group, Ltd.........       447,600
  20,020      FPIC Insurance Group,
                Inc.(a).....................       301,301
  22,180      Harleysville Group, Inc.......       614,830
  29,300      Odyssey Re Holdings Corp......       509,527
  65,700      Philadelphia Consolidated
                Holding Corp.(a)............     2,978,838
  25,600      Protective Life Corp..........       847,360
  26,600      The Phoenix Co., Inc..........       488,110
                                              ------------
                                                 8,941,281
                                              ------------
              Leisure Related--3.0%
  20,890      Argosy Gaming Co.(a)..........       593,276
  34,340      Brunswick Corp................       961,520
  31,800      CEC Entertainment, Inc.(a)....     1,313,340
  39,380      MTR Gaming Group, Inc.(a).....       657,646
  66,940      Six Flags, Inc................       967,283
  83,000      WMS Industries, Inc.(a).......     1,016,750
                                              ------------
                                                 5,509,815
                                              ------------

              Machinery--1.4%
  18,150      Tecumseh Products Co.
                (Class A Shares)............       963,402

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  38,880      Wabtec Corp..................  $    554,040
  30,160      York International Corp......     1,019,106
                                             ------------
                                                2,536,548
                                             ------------

              Manufacturing--0.5%
  45,400      GrafTech International
                Ltd.(a)....................       558,420
  13,160      Nordson Corp.................       324,526
                                             ------------
                                                  882,946
                                             ------------

              Medical & Dental Supplies--0.3%
  26,720      Owens & Minor, Inc...........       527,987
                                             ------------

              Metals & Mining--1.1%
  20,980      Arch Coal, Inc...............       476,456
  11,450      Gibraltar Steel Corp.........       254,075
  25,070      Peabody Energy Corp..........       709,481
  22,200      The Timken Co................       495,726
                                             ------------
                                                1,935,738
                                             ------------

              Multimedia--5.3%
  53,030      Belo Corp. (Class A Shares)..     1,199,008
  32,550      Emmis Communications Corp.
                (Class A Shares)(a)........       689,735
  53,600      Harman International
                Industries, Inc............     2,639,800
 351,110      Sinclair Broadcast Group,
                Inc. (Class A shares)(a)...     5,069,677
                                             ------------
                                                9,598,220
                                             ------------

              Oil & Gas Exploration/Drilling--0.6%
  89,420      Chesapeake Energy Corp.(a)...       643,824
  13,770      Helmerich & Payne, Inc.......       491,864
                                             ------------
                                                1,135,688
                                             ------------

              Oil & Gas Exploration/Production--4.2%
  20,980      Forest Oil Corp..............       596,461
  16,450      Frontier Oil Corp............       289,520
  14,810      Newfield Exploration Co.(a)..       550,488
               ...................
 134,200      Pioneer Natural Resources
                Co.(a).....................     3,495,910

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       25

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Oil & Gas Exploration/Production (cont'd.)
  67,400      Swift Energy Co.(a)...........  $  1,064,246
  80,900      XTO Energy, Inc...............     1,666,540
                                              ------------
                                                 7,663,165
                                              ------------
              Paper & Paper Products--1.4%
  23,830      Kadant, Inc.(a)...............       393,195
  57,520      Louisiana-Pacific Corp........       609,137
  12,300      Rayonier, Inc.................       604,299
  72,450      Sappi Ltd. ADR................     1,015,749
                                              ------------
                                                 2,622,380
                                              ------------

              Real Estate Investment Trust--5.9%
  38,100      Alexandria Real Estate
                Equities, Inc...............     1,879,854
  34,000      Anworth Mortgage Asset
                Corp........................       475,660
  16,050      Arden Realty, Inc.............       456,623
  34,240      Corporate Office Properties
                Trust.......................       499,562
  27,150      Crown American Realty Trust...       255,210
  26,040      Developers Diversified Realty
                Corp........................       585,900
  16,900      First Industrial Realty Trust,
                Inc.........................       555,165
  11,810      Forest City Enterprises, Inc.
                (Class A Shares)............       410,398
  26,600      Gables Residential Trust......       849,338
  19,100      General Growth Properties,
                Inc.........................       974,100
  15,000      Glimcher Realty Trust.........       277,500
  20,880      Great Lakes REIT, Inc.........       396,302
  25,220      Heritage Property Investment
                Trust.......................       673,626
  24,400      Highwoods Properties, Inc.....       634,400
  14,360      Ramco-Gershenson Properties
                Trust.......................       289,354
  26,900      SL Green Realty Corp..........       958,985
  24,250      Summit Properties, Inc........       566,237
                                              ------------
                                                10,738,214
                                              ------------

              Retail - Apparel--4.5%
  23,500      AnnTaylor Stores Corp.(a).....       596,665
 108,610      Charming Shoppes, Inc.(a).....       938,390
  30,350      Foot Locker, Inc..............       438,558
 105,300      Fred's, Inc...................     3,872,934
  41,530      Reebok International
                Ltd.(a).....................     1,225,135
  21,280      The Wet Seal, Inc. (Class A
                Shares)(a)..................       517,104
  36,270      Wolverine World Wide, Inc.....       632,912
                                              ------------
                                                 8,221,698
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Retail - Grocery--0.2%
  23,480      Pathmark Stores, Inc.(a).....  $    441,659
                                             ------------

              Savings & Loan--0.4%
  27,920      Washington Federal, Inc......       705,259
                                             ------------

              Semiconductors & Equipment--2.3%
  23,520      Asyst Technologies, Inc.(a)..       478,632
  78,470      ChipPAC, Inc. (Class A
                Shares)(a).................       484,945
  46,260      Entegris, Inc.(a)............       675,396
  36,150      Kulicke & Soffa Industries,
                Inc.(a)....................       447,898
  62,300      Mykrolis Corp.(a)............       735,763
  18,000      Photronics, Inc.(a)..........       340,920
  16,950      Standard Microsystems
                Corp.(a)...................       400,189
  34,640      Ultratech Stepper, Inc.(a)...       560,822
                                             ------------
                                                4,124,565
                                             ------------

              Software--3.0%
  34,900      Cerner Corp.(a)..............     1,669,267
  56,190      FileNET Corp.(a).............       814,755
  41,900      Hyperion Solutions
                Corp.(a)...................       764,143
  24,930      Lawson Software, Inc.(a).....       143,846
  29,260      MRO Software, Inc.(a)........       332,979
 161,750      Verity, Inc.(a)..............     1,793,807
                                             ------------
                                                5,518,797
                                             ------------

              Trucking & Freight Forwarding--2.5%
  24,300      Alexander & Baldwin, Inc.....       620,379
  36,090      Arkansas Best Corp.(a).......       919,573
   5,000      Genesee & Wyoming, Inc.
                (Class A Shares)(a)........       112,800
  19,550      Ryder System, Inc............       529,609
  27,290      Stelmar Shipping Ltd.(a).....       404,984
  44,860      Tsakos Energy Navigation
                Ltd.(a)....................       628,040
  43,660      Yellow Corp.(a)..............     1,414,584
                                             ------------
                                                4,629,969
                                             ------------

              Waste Management--0.4%
  53,740      Casella Waste Systems, Inc.
                (Class A Shares)(a)........       645,417
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       26

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Wireless Telecommunication Services--0.7%
 349,800      American Tower Corp.
                (Class A shares)(a).........  $  1,206,810
                                              ------------
              Total long-term investments
                (cost $180,246,430).........   178,357,636
                                              ------------

              SHORT-TERM INVESTMENTS--2.0%
Principal
 Amount
 (000)        Repurchase Agreement--0.4%
--------
$    776      State Street Bank & Trust Co.,
                0.25%, dated 6/28/02, due
                7/01/02 in the amount of
                $776,016 (cost $776,000,
                collateralized by $710,000
                U.S. Treasury Note, 7.875%,
                11/15/04; value of
                collateral including accrued
                interest was $792,538)......       776,000
                                              ------------
 Shares
--------

              Money Market Fund--1.6%
2,958,424     SSgA Money Market Fund
                (cost $2,958,424)...........     2,958,424
                                              ------------
              Total short-term investments
                (cost $3,734,424)...........     3,734,424
                                              ------------
              Total Investments--99.8%
               (cost $183,980,854; Note 5)..   182,092,060
              Other assets in excess of
                liabilities--0.2%...........       315,393
                                              ------------
              Net Assets--100%..............  $182,407,453
                                              ------------
                                              ------------

---------------
(a) Non-income producing security.
 ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       27

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              LONG-TERM INVESTMENTS--97.7%

              Common Stocks

              Australia--1.6%
 443,081      BHP Billiton, Ltd.............  $  2,561,964
                                              ------------
              Belgium--1.4%
 106,300      Fortis........................     2,276,065
                                              ------------

              Finland--1.6%
 117,500      Nokia Oyj.....................     1,719,801
  21,780      UPM-Kymmene Oyj...............       857,407
                                              ------------
                                                 2,577,208
                                              ------------

              France--10.6%
 107,300      Alcatel SA....................       746,044
  88,920      BNP Paribas SA................     4,917,899
  29,900      Carrefour SA..................     1,618,243
  55,400      Lagardere SCA.................     2,398,681
  16,900      Schneider Electric SA.........       908,817
  67,800      Suez SA.......................     1,807,946
  26,985      TotalFinaElf SA, Ser. B.......     4,381,435
                                              ------------
                                                16,779,065
                                              ------------

              Germany--6.2%
   6,299      Allianz AG....................     1,271,894
  31,500      Bayerische Motoren Werke (BMW)
                AG..........................     1,278,940
  63,500      E.on AG.......................     3,684,459
  68,500      Metro AG......................     2,107,369
  25,900      Siemens AG....................     1,554,721
                                              ------------
                                                 9,897,383
                                              ------------
              Hong Kong--0.5%
 205,000      CLP Holdings, Ltd.............       814,774
                                              ------------
              Ireland--3.2%
 164,100      Allied Irish Banks PLC........     2,162,004
  74,000      Bank of Ireland PLC...........       919,400

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

   123,151      CRH PLC.....................  $ 2,061,578
                                              -----------
                                                5,142,982
                                              -----------

                Italy--7.8%
   156,290      Alleanza Assicurazioni SpA..    1,500,340
   318,700      ENI SpA.....................    5,067,573
   231,200      Sanpaolo IMI SpA............    2,319,923
   443,000      Telecom Italia SpA..........    3,469,517
                                              -----------
                                               12,357,353
                                              -----------

                Japan--15.0%
    33,200      Acom Co., Ltd...............    2,268,621
    11,800      Aiful Corp..................      773,828
    67,000      Canon, Inc..................    2,532,287
       342      East Japan Railway Co.......    1,600,770
   485,000      Nikko Cordial Corp..........    2,448,145
       388      Nippon Telegraph & Telephone
                  Corp......................    1,595,948
   423,000      Nissan Motor Co., Ltd.......    2,929,263
       573      NTT DoCoMo, Inc.............    1,410,317
    17,300      Orix Corp...................    1,395,766
    54,900      Sony Corp...................    2,899,453
   146,500      Toyota Motor Corp...........    3,886,912
                                              -----------
                                               23,741,310
                                              -----------

                Netherlands--14.8%
   207,200      ABN AMRO Holding NV.........    3,763,254
    67,800      Akzo Nobel NV...............    2,952,310
    61,667      Heineken NV.................    2,706,568
   102,100      ING Groep NV................    2,621,749
   746,600      KPN NV......................    3,495,091
   111,619      Philips Electronics NV......    3,116,420
    59,700      Royal Dutch Petroleum Co....    3,325,413
    78,000      Wolters Kluwer NV...........    1,480,608
                                              -----------
                                               23,461,413
                                              -----------

                Portugal--0.8%
   167,420      Portugal Telecom, SA........    1,182,240
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       28

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              Singapore--1.8%
 223,850      Oversea-Chinese Banking Corp.,
                Ltd.........................  $  1,482,439
 193,328      United Overseas Bank, Ltd.....     1,389,737
                                              ------------
                                                 2,872,176
                                              ------------

              Spain--2.6%
  98,200      Altadis, SA...................     2,026,982
 145,170      Endesa, SA....................     2,109,024
                                              ------------
                                                 4,136,006
                                              ------------

              Sweden--1.1%
 194,000      Investor AB...................     1,699,313
                                              ------------
              Switzerland--6.9%
  71,600      Compagnie Financiere Richemont
                AG..........................     1,628,631
 134,400      Novartis AG...................     5,910,985
  67,900      UBS AG(a).....................     3,415,172
                                              ------------
                                                10,954,788
                                              ------------
              United Kingdom--21.8%
 148,400      Abbey National PLC............     1,746,311
 195,471      Amersham PLC..................     1,728,147
 253,900      Boots Co. PLC.................     2,517,563
 270,000      BP PLC........................     2,267,701
 444,620      BT Group PLC(a)...............     1,707,890
 212,012      Cadbury Schweppes PLC.........     1,588,380
 228,999      Diageo PLC....................     2,974,018
 230,000      GlaxoSmithKline PLC...........     4,971,351
 398,605      HSBC Holdings PLC.............     4,584,293
  48,560      Imperial Tobacco Group
                New(a)......................       767,587
 112,800      Imperial Tobacco Group PLC....     1,834,610
 269,000      Kingfisher PLC................     1,296,741
1,684,020     mmO2 PLC(a)...................     1,078,119
 149,000      Standard Chartered PLC........     1,589,844
 440,600      Tesco PLC.....................     1,601,781
1,674,800     Vodafone Group PLC............     2,297,607
                                              ------------
                                                34,551,943
                                              ------------
              Total long-term investments
                (cost $153,325,576).........   155,005,983
                                              ------------

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

                SHORT-TERM INVESTMENTS--0.9%
Principal
  Amount
  (000)         U.S. Government Obligations
----------
                United States Treasury
                  Bills,
$90........     1.58%, 7/25/02..............  $    89,906
165.......      1.605%, 7/25/02.............      164,828
640.......      1.615%, 7/25/02.............      639,332
45........      1.63%, 7/25/02..............       44,952
70........      1.64%, 7/25/02..............       69,925
30........      1.655%, 7/25/02.............       29,968
50........      1.695%, 7/25/02.............       49,944
65........      1.705%, 7/25/02.............       64,927
10........      1.715%, 7/25/02.............        9,989
235.......      1.655%, 8/29/02.............      234,371
                                              -----------
                Total short-term investments
                  (cost $1,398,102).........    1,398,142
                                              -----------
                Total Investments--98.6%
                (cost $154,723,678; Note 5).  156,404,125
                Other assets in excess of
                  liabilities--1.4%.........    2,264,702
                                              -----------
                Net Assets--100%............  $158,668,827
                                              -----------
                                              -----------

------------------
(a) Non-income producing security.
AB--Anktiebolag (Swedish Company).
AG--Aktiengesellschaft (Austrian, German or Swiss Company).
NV--Naamloze Vennootschap (Belgian or Dutch Company).
Oyj--Julkinen Osakeyhtio (Finnish Company).
PLC-- Public Limited Company (British or Irish Limited Liability Company). SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SCA-- Societe Capital Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       29

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

The industry classification of portfolio holdings shown as a percentage of net assets as of June 30, 2002 was as follows:

Banks............................................   19.2%
Telecommunications...............................   11.8
Oil & Gas........................................    9.5
Financial Services...............................    7.1
Pharmaceuticals..................................    6.9
Electronics......................................    6.0
Retail...........................................    5.8
Automotive.......................................    5.1
Diversified Industries...........................    4.6
Food & Beverage..................................    4.6
Utilities........................................    4.2
Tobacco..........................................    2.9
Chemicals........................................    1.9
Insurance........................................    1.7
Mining...........................................    1.6
Building & Construction..........................    1.3
Medical Products & Services......................    1.1
Railroads........................................    1.0
Publishing.......................................    0.9
U.S. Government Securities.......................    0.9
Forest Products..................................    0.5
                                                   -----
                                                    98.6
Liabilities in excess of other assets............    1.4
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       30

               International Bond Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--87.9%

                Canada--3.0%
                Canadian Gov't. Bond,
 CAD 1,010      6.00%, 6/1/11...............  $   690,447
                                              -----------

                Denmark--0.7%
                Danish Gov't. Bond,
 DKK 1,100      6.00%, 11/15/11.............      154,682
                                              -----------

                Eurobonds--57.2%
                Assa Abloy AB,
 EUR   160      5.125%, 12/4/06.............      157,704
                Austrian Gov't. Bonds,
     1,000      7.25%, 5/3/07...............      557,228
       100      5.00%, 7/15/12..............       97,637
                Bayerische Hypo - und
                  Vereinsbank AG,
       400      4.75%, 9/19/07..............      393,865
                British Telecom PLC,
       300      6.875%, 2/15/11.............      311,102
                Caja de Ahorros y Monte de
                  Piedad de Madrid SA,
       200      5.25%, 7/31/11..............      198,453
                Coca-Cola Hellenic Bottling
                  Co.,
       180      5.25%, 6/27/06..............      180,795
                Depfa Pfandriefbank,
       200      5.00%, 2/3/05...............      200,685
                Deutsche Genossen
                  Hypothekenbank,
       300      5.75%, 1/22/07..............      306,806
                Dutch Gov't. Bond,
       700      7.50%, 1/15/23..............      873,159
                Finnish Gov't. Bond,
       800      9.50%, 3/15/04..............      860,340
                French Gov't. Bonds,
       200      5.00%, 4/25/12..............      197,031
       200      6.00%, 10/25/25.............      214,710
       800      5.75%, 10/25/32.............      841,852
                German Gov't. Bonds,
       600      6.50%, 7/15/03..............      608,871
       100      5.50%, 1/4/31...............      101,824
                Int'l. American Dev. Bank,
       900      5.50%, 3/30/10..............      917,306

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                Irish Life & Permanent PLC,
 EUR   300      6.25%, 2/15/11..............  $   306,213
                Italian Gov't. Bonds,
       500      4.50%, 5/1/09...............      483,541
       300      6.00%, 5/1/31...............      318,954
                Koninklijke Ahold NV,
        75      5.875%, 5/9/08..............       74,627
                NGG Finance PLC,
       150      6.125%, 8/23/11.............      148,440
                Nordbanken Hypotek AB,
        50      6.00%, 12/13/10.............       50,942
                Norsk Hydro AS,
        95      6.25%, 1/15/10..............       97,249
                Petronas Capital Ltd.,
       100      6.375%, 5/22/09.............       98,269
                Portuguese Gov't. Bond,
       750      5.375%, 6/23/08.............      761,681
                Rheinische Hypothekenbank
                  AG,
       400      5.75%, 7/5/10...............      407,692
                Royal Bank of Scotland,
        60      5.50%, 7/27/09..............       59,376
        70      6.125%, 2/5/13..............       71,450
       220      6.00%, 5/10/13..............      222,057
                San Paola IMI SpA,
        50      6.375%, 4/6/10..............       52,048
                Spanish Gov't. Bonds,
     1,100      5.00%, 7/30/12..............    1,069,549
       500      5.50%, 7/30/17..............      502,454
                Syngenta Luxembourg Finance,
       130      5.50%, 7/10/06..............      130,125
                Ti Group PLC,
       170      6.375%, 7/18/05.............      172,849
                Treuhandanstalt,
       500      6.875%, 6/11/03.............      508,133
                Unicredito Italiano SpA,
       150      6.00%, 3/16/11..............      151,551
                United Utilities Water PLC,
       120      4.875%, 3/18/09.............      113,300
                Vodafone Finance BV,
       170      4.75%, 5/27/09..............      156,563
                                              -----------
                                               12,976,431
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       31

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Japan--18.8%
                Italian Gov't Bonds.,
JPY 88,000      1.80%, 2/23/10..............  $   790,014
                Japan Finance Corp.,
    70,000      1.55%, 2/21/12..............      598,284
                Japanese Gov't. Bonds,
    85,000      1.90%, 9/21/09..............      760,698
    75,000      1.75%, 6/21/10..............      656,833
    78,000      1.40%, 3/21/11..............      664,453
    38,000      2.20%, 6/22/20..............      333,134
                KFW International Finance,
    55,000      Zero Coupon, 12/20/04.......      469,438
                                              -----------
                                                4,272,854
                                              -----------
                Sweden--0.8%
                Swedish Gov't. Bond,
 SEK 1,450      8.00%, 8/15/07..............      177,310
                                              -----------

                United Kingdom--1.5%
                Euro Inv. Bank
 GBP   200      7.625%, 12/7/06.............      331,840
                                              -----------

                United States--5.9%
                EQCC Trust, Ser. 2002-1,
                  Class A
US$    441      2.14%, 10/25/31.............      440,540
                Option One Mortgage Loan
                  Trust,
                  Ser. 2002-3, Class A,
       499      2.09%, 8/25/32..............      496,773
                Superior Wholesale Inventory
                  Financing Trust, Ser.
                  2001-A7, Class A
       400      1.93%, 3/15/06..............      400,342
                                              -----------
                                                1,337,655
                                              -----------
                Total long-term investments
                  (cost US$19,120,378)......   19,941,219
                                              -----------

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                SHORT-TERM INVESTMENTS--12.8%

                Repurchase Agreement
US$  2,770      State Street Bank & Trust
                  Co.,
                  0.50%, dated 6/28/02, due
                  7/1/02 in the amount of
                  $2,770,115 (cost
                  $2,770,000, collateralized
                  by $2,755,000 U.S.
                  Treasury Note, 3.25%,
                  12/31/03; value of
                  collateral including
                  accrued interest was
                  $2,797,728)...............  $ 2,770,000
                                              -----------

                United States Government
                  Obligations--0.6%
                United States Treasury
                  Bills,
       150      1.81%(a), 8/22/02(b)........      149,643
                                              -----------
                Total short-term investments
                  (cost US$2,919,606).......    2,919,643
                                              -----------
                Total Investments--100.7%
                (cost US$22,039,984; Note 5)   22,860,862
                Liabilities in excess of
                  other assets--(0.7%)......     (166,004)
                                              -----------
                Net Assets--100%............  $22,694,858
                                              -----------
                                              -----------

------------------
Portfolio securities are classified according to the securities' currency denomination.

CAD--Canadian Dollar.
DKK--Danish Krone.
EUR--Euro.
GBP--British Pound.
JPY--Japanese Yen.
SEK--Swedish Krona.

(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Pledged as initial margin for financial futures contracts.

AB--Aktiebolag (Swedish Company).
AG--Aktiengesellschaft (Austrian, German or Swiss Corporation).
AS--Aksjeselskap (Norwegian Company).
BV-- Besloten Vennootschap (Belgian or Dutch Limited Liability Company).
NV--Naamloze Vennootschap (Belgian or Dutch Company).
PLC-- Public Limited Company (British or Irish Limited Liability Company). SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SpA--Societa per Azioni (Italian Company).

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       32

               Total Return Bond Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       LONG-TERM INVESTMENTS--65.6%

                       Corporate Bonds--17.3%

                       Airlines--1.2%
                       Embarcadero Aircraft
                         Securitization Trust,
                         Class A-1,
Aa2        $    700    2.32%, 8/15/25(c).......  $    630,000
                       United Airlines, Inc.,
B1            1,000    10.85%, 2/19/15.........       798,540
                                                 ------------
                                                    1,428,540
                                                 ------------

                       Automobiles & Parts--1.9%
                       Ford Motor Credit Co.,
Baa1          1,250    7.45%, 7/16/31..........     1,161,587
                       TRW, Inc.,
Baa2            600    6.625%, 6/1/04..........       626,656
Baa2            500    8.75%, 5/15/06..........       553,130
                                                 ------------
                                                    2,341,373
                                                 ------------
                       Financial Services--7.3%
                       ALLETE, Inc.,
                       2.799%, 10/20/03,
Baa1            700      MTN(c)................       697,191
                       Bear Stearns & Co.,
                         Inc.,
                       2.496%, 5/24/04,
A2              900      MTN(c)................       903,902
                       CIT Group, Inc.,
                       2.03%, 8/14/03,
A2              500      MTN(c)................       484,320
                       Ford Motor Credit Co.,
A3            1,200    5.75%, 2/23/04..........     1,218,504
                       General Motors
                         Acceptance Corp.,
A2              500    2.276%, 4/5/04(c).......       495,428
A2            1,500    6.875%, 9/15/11.........     1,489,226
A2            1,500    8.00%, 11/1/31..........     1,538,130

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       National Rural Utilities
                         Cooperative Finance
                         Corp.,
A2          $ 1,000    8.00%, 3/1/32, MTN......  $  1,083,670
                       PEMEX Project Funding
                         Master Trust,
Baa1            500    8.00%, 11/15/11.........       492,500
                       PP&L Capital Funding,
                         Inc.,
Baa2            500    7.75%, 4/15/05..........       522,900
                                                 ------------
                                                    8,925,771
                                                 ------------

                       Food & Beverage--0.8%
                       Kroger Co.,
Baa3            900    2.65%, 8/16/12(c).......       900,171
                                                 ------------

                       Oil & Gas-Production/Pipeline--1.4%
                       El Paso Corp.,
Baa2            500    7.75%, 1/15/32, MTN.....       463,625
Baa2            500    7.80%, 8/1/31, MTN......       468,008
                       Williams Companies, Inc.
                         (The),
B1            1,000    7.125%, 9/1/11..........       809,800
                                                 ------------
                                                    1,741,433
                                                 ------------

                       Telecommunications--4.7%
                       AT&T Corp.,
Baa2            500    7.30%, 11/15/11.........       411,755
Baa2            500    8.00%, 11/15/31.........       706,500
                       British Telecom PLC,
Baa1          2,000    3.182%, 12/15/03(c).....     2,003,784
                       Deutsche Telekom
                         International Finance,
Baa1          1,000    8.75%, 6/15/30..........       926,000
                       Qwest Corp.,
Ba3             800    8.875%, 3/15/12.........       712,000

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       33

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Telecommunications (cont'd.)
                       Sprint Capital Corp.,
Baa3       $    500    6.00%, 1/15/07..........  $    389,565
Baa3            750    8.375%, 3/15/12.........       615,000
                                                 ------------
                                                    5,764,604
                                                 ------------
                       Total corporate bonds
                         (cost $22,021,420)....    21,101,892
                                                 ------------

                       U.S. Government Agency Mortgage Backed
                         Securities--15.0%
                       Federal Home Loan
                         Mortgage Corp.,
                 93    1.97%, 9/15/26(c).......        92,127
                       5.50%, 4/1/29 -
                836      6/1/29................       811,323
              1,000    6.00%, 5/15/28..........       962,500
                       6.50%, 9/15/18 -
                719      12/15/21, IO..........       535,749
                       7.50%, 9/1/16 -
                625      7/1/17................       656,262
              1,121    8.00%, 9/15/29..........     1,225,666
                  5    9.25%, 1/1/10...........         5,745
                       Federal National
                         Mortgage Assn.,
                394    4.434%, 5/1/36(c).......       400,341
              1,559    5.00%, 4/1/14(c)........     1,555,294
                523    5.215%, 1/1/20(c).......       530,391
              1,748    5.50%, 12/1/30..........     1,694,107
                       5.50%, 7/18/17,
              3,000      TBA(a)................     3,002,820
                       Government National
                         Mortgage Assn.,
                       5.375%, 2/20/17 -
                653      2/20/26(c)............       665,699
                464    6.00%, 11/20/29(c)......       476,217
                       6.00%, 7/22/32,
              2,000      TBA(a)................     1,997,500
                147    6.375%, 6/20/23(c)......       150,887
                       6.50%, 7/22/32,
              1,000      TBA(a)................     1,020,000

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       6.625%, 10/20/26 -
            $   796      10/20/27(c)...........  $    823,316
                       6.75%, 7/20/22 -
                577      7/20/27(c)............       594,838
                       8.50%, 6/15/30 -
              1,034      8/20/30...............     1,105,849
                                                 ------------
                       Total U.S. government
                         agency
                         mortgage backed
                         securities
                         (cost $17,688,641)....    18,306,631
                                                 ------------

                       Asset Backed Securities--0.6%
                       Bayview Financial
                         Acquisition Trust,
                         Series 2000-D, Class
                         A,
                       2.23%, 11/25/30(c)
Aaa             700      (cost $700,000).......       701,969
                                                 ------------

                       Foreign Corporate Bonds--1.4%
                       Deutsche Telekom
                         International Finance
                         BV,
Baa1            200    9.25%, 6/1/32...........       199,262
                       France Telecom SA,
Baa3          1,000    9.00%, 3/1/31...........       884,518
                       Hellenic Finance, SCA,
A2              700    2.00%, 7/15/03..........       701,708
                                                 ------------
                       Total foreign corporate
                         bonds
                         (cost $2,005,063).....     1,785,488
                                                 ------------

                       Collateralized Mortgage
                         Obligations--6.0%
                       American Housing Trust
                         1, Series 1-5, Class
                         A,
Aaa               8    8.625%, 8/25/18.........         8,182
                       Bear Stearns ARM Trust,
                         Class II,
                       7.491%, 12/25/30,
Aaa             125      MTN(c)................       126,144
                       Series 2001-9,
Aaa           1,474    6.269%, 1/25/32(c)......     1,514,973

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       34

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Collateralized Mortgage Obligations
                         (cont'd.)
                       Champion Home Loan
                         Equity, Series 1995-3,
                         Class A2-3,
Aaa        $    223    7.282%, 2/25/28(c)......  $    227,637
                       CWMBS, Inc., Series
                         1999-A8, Class 1,
AAA(d)          436    7.875%, 1/25/30.........       458,940
                       First Nationwide Trust,
                         Series 1999-5, Class
                         A-3,
AAA(d)          500    6.25%, 2/25/29..........       501,250
                       G-Wing Limited, Series
                         2001, Class A,
A(d)            427    3.239%, 11/6/11(c)......       427,008
                       GMAC Commercial Mortgage
                         Insurance Security,
                         Inc.,
Aa2             677    6.806%, 4/15/08.........       701,057
                       Series 2001, Class A2,
NR              500    2.25%, 9/9/15...........       450,000
                       GMAC Commercial Mortgage
                         Trust I, Series
                         1999-D,
                         Class A,
AAA(d)          793    2.573%, 9/20/04(c)......       791,544
                       Indymac ARM Trust,
                         Series 2001, Class A,
Aaa             376    6.437%, 1/25/32(c)......       389,289
                       J.P. Morgan Commercial
                         Mortgage Finance
                         Corp., Series 1999,
                         Class A,
Aaa             283    2.12%, 4/15/10(c).......       282,827
                       Resecuritization
                         Mortgage Trust, Series
                         2000-A,
AAA(d)          301    6.50%, 4/19/29..........       313,577
                       Residential Asset
                         Securitization Trust,
                         Series 1999-A6,
                         Class NB,
AAA(d)          604    6.50%, 9/25/14..........       625,373

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Salomon Brothers
                         Mortgage Securities,
                         Inc., Series 2000,
                         Class A,
Aaa         $    56    7.603%, 12/25/30(c).....  $     56,612
                       Structured Asset
                         Securities Corp.,
                         Series 2000-5,
                         Class 2A1,
AAA(d)          164    2.44%, 11/25/30(c)......       163,719
                       Washington Mutual
                         Mortgage Loan, Trust
                         2001, Class A,
Aaa             248    4.474%, 1/25/41.........       249,992
                       Total collateralized
                         mortgage obligations
                         (cost $7,220,242).....     7,288,124
                                                 ------------

                       Municipals--3.4%
                       Georgia State, Series B,
Aaa           1,000    5.00%, 5/1/18...........     1,026,930
                       Georgia State Road &
                         Thruway Authority
                         Rev.,
                         Governors
                         Transportation
                         Choices,
Aaa             500    5.00%, 3/1/21...........       503,975
                       New York City Trust
                         Cultural Resources,
                         Museum Modern Art,
                         Series 2001, Class D,
Aaa           1,500    5.125%, 7/1/31..........     1,482,963
                       South Carolina State
                         Highway, Series B,
Aaa           1,100    5.00%, 4/1/17...........     1,137,268
                                                 ------------
                       Total municipals
                         (cost $4,056,310).....     4,151,136
                                                 ------------

                       U.S. Government Securities--11.0%
                       United States Treasury
                         Strips,
              1,000    Zero Coupon, 5/15/16....       455,480

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       35

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       U.S. Government Securities (cont'd.)
           $  1,600    7.50%, 11/15/16.........  $  1,925,504
                260    8.125%, 8/15/19.........       333,032
                       United States Treasury
                         Notes,
                       3.375%, 1/15/07,
                511      TIPS(b)...............       531,088
              9,600    5.75%, 11/15/05.........    10,244,928
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $12,283,242)....    13,490,032
                                                 ------------

                       Foreign Government Securities--10.9%
                       Federal Republic of
                         Brazil,
B1              928    3.063%, 4/15/06.........       737,760
B1              308    8.00%, 4/15/14..........       194,347
                       Federal Republic of
                         Germany,
Aaa           2,000    5.25%, 1/4/11...........     2,020,483
Aaa           2,100    5.375%, 1/4/10..........     2,138,307
                       Republic of Panama,
Ba1             800    8.25%, 4/22/08..........       768,000
Ba1             300    8.875%, 9/30/27.........       264,000
                       Republic of South
                         Africa,
Baa2          1,000    7.375%, 4/25/12.........       990,000
                       United Kingdom Treasury
                         Notes,
Aaa           3,000    6.50%, 12/7/03..........     4,694,081
                       United Mexican States,
Baa2          1,000    7.50%, 1/14/12..........       988,500
Baa2            500    8.375%, 1/14/11.........       519,500
                                                 ------------
                       Total foreign government
                         securities
                         (cost $13,208,683)....    13,314,978
                                                 ------------
                       Total long-term
                         investments
                         (cost $79,183,601)....    80,140,250
                                                 ------------

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       SHORT-TERM INVESTMENTS--45.6%

                       Corporate Bonds--6.2%

                       Banking--0.4%
                       MBNA Bank N.A.,
                       2.265%, 12/10/02,
Baa1        $   500      MTN(c)................  $    499,250
                                                 ------------

                       Financial Services--4.0%
                       Chrysler Financial
                         Corp.,
A3            2,200    2.02%, 2/3/03, MTN(c)...     2,198,262
                       Ford Motor Credit Co.,
A3              500    2.047%, 12/16/02(c).....       498,476
                       GATX Capital Corp.,
Baa3            300    2.913%, 8/1/02(c).......       298,268
                       Heller Financial, Inc.,
Aaa             800    2.189%, 4/28/03(c)......       803,759
                       Lehman Brothers
                         Holdings, Inc.,
A2            1,100    2.198%, 9/3/02..........     1,101,760
                                                 ------------
                                                    4,900,525
                                                 ------------

                       Oil & Gas-Production/Pipeline--0.5%
                       Transocean, Inc.,
Baa2            600    6.50%, 4/15/03..........       614,754
                                                 ------------

                       Utilities--1.3%
                       Commonwealth Edison Co.,
A3              500    7.375%, 9/15/02.........       504,760
                       TXU Electric Co.,
BBB(d)        1,000    2.487%, 6/15/03(c)......     1,001,062
                                                 ------------
                                                    1,505,822
                                                 ------------
                       Total corporate bonds
                         (cost $7,468,478).....     7,520,351
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       36

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Commercial Paper--9.0%
                       ANZ (Delaware), Inc.
P-1        $  3,000    1.77%, 8/7/02...........  $  2,994,542
                       CDC Commercial Paper,
                         Inc.,
P-1           4,000    1.76%, 7/25/02..........     3,995,307
                       UBS Finance, LLC,
P-1           4,000    1.77%, 8/13/02..........     3,991,252
                                                 ------------
                       Total commercial paper
                         (cost $10,981,101)....    10,981,101
                                                 ------------

                       U.S. Government Securities--5.9%
                       Federal Home Loan Bank,
              2,400    1.87%, 7/1/02...........     2,400,000
                       Federal Home Loan
                         Mortgage Corp.,
              4,600    1.90%, 7/1/02...........     4,600,000
                204    6.146%, 9/15/02(c)......       209,147
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $7,209,434).....     7,209,147
                                                 ------------
                       Foreign Government Securities--3.5%
                       Federal Republic of
                         Germany,
Aaa             117    4.25%, 3/14/03..........       116,055
Aaa           1,479    4.75%, 12/13/02.........     1,468,001
                       Federal Republic of
                         Italy,
Aa2           2,700    5.75%, 9/15/02..........     2,678,480
                                                 ------------
                       Total foreign government
                         securities
                         (cost $3,991,562).....     4,262,536
                                                 ------------
         PRINCIPAL
          AMOUNT                                   VALUE
           (000)            DESCRIPTION           (NOTE 1)

                       Repurchase Agreements--21.0%

           $ 24,000    Lehman Brothers
                         Holdings, Inc. 1.85%,
                         dated 6/28/02, due
                         7/1/02 in the amount
                         of $24,003,700 (cost
                         $24,000,000;
                         collateralized by
                         $15,325,000 U.S.
                         Treasury Bond, 11.25%,
                         2/15/15; value of the
                         collateral including
                         accrued interest was
                         $24,480,563)..........  $ 24,000,000

              1,671    State Street Bank &
                         Trust Co., 0.50%,
                         dated 6/28/02, due
                         7/1/02 in the amount
                         of $1,671,070 (cost
                         $1,671,070;
                         collateralized by
                         $1,705,000 U.S.
                         Treasury Bond, Zero
                         Coupon, 12/12/02;
                         value of the
                         collateral including
                         accrued interest was
                         $1,705,000)...........     1,671,000
                                                 ------------
                       Total repurchase
                         agreements
                         (cost $25,671,000)....    25,671,000
                                                 ------------
                       Total short-term
                         investments
                         (cost $55,321,575)....    55,644,135
                                                 ------------

                       Total Investments Before Outstanding
                         Option Written--111.2%
                       (cost $134,505,176;
                          Note 5)..............   135,784,385
                                                 ------------

                       OUTSTANDING OPTION WRITTEN(a)

           Contracts
           ---------

                       Call Options
                       United States Treasury
                         Notes
                         10yr Futures,
                       expiring 8/23/02
                 57      @$108.................       (53,437)
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       37

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

                                                 VALUE
         CONTRACTS         DESCRIPTION          (NOTE 1)
                       Put Options
                       Eurodollar Futures,
                       expiring 9/13/02
                  9      @$96.50               $       (113)
                                               ------------
                       Total outstanding
                         options written
                         (premiums received
                         $71,729)............       (53,550)
                                               ------------

                       Total Investments, Net of
                         Outstanding
                         Option Written--111.2%
                         (cost $134,433,447).   135,730,835
                       Liabilities in excess
                         of other
                         assets--(11.2%).....   (13,677,349)
                                               ------------
                       Net Assets--100%......  $122,053,486
                                               ------------
                                               ------------

---------------
(a) Non-income producing security.
(b) Segregated as collateral for financial futures contracts.
(c) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's rating.
ARM--Adjustable Rate Mortgage.
BV--Beloten Venoutschap (Dutch Corporation).
IO--Interest only.
LLC--Limited Liability Company.
MTN--Medium Term Note.
PLC-- Public Limited Company (British or Irish Limited Liability Company).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SCA--Societe Capital Anonyme (French Corporation).
TBA--Securities purchased on a forward commitment basis.
TIPS--Treasury Inflation Protection Security.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       38

               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                     LONG-TERM INVESTMENTS--80.4%

                     Corporate Bonds--30.1%
                     Airlines--1.7%
                     American Airlines, Inc.,
Baa1     $ 1,500       7.86%, 10/1/11......... $  1,594,125
                     United Airlines, Inc.,
Ba3        1,700     6.83%, 9/1/08............    1,611,658
B1         1,500     10.85%, 2/19/15..........    1,197,810
                                               ------------
                                                  4,403,593
                                               ------------
                     Auto & Truck--0.6%
                     Daimlerchrysler NA
                       Holding,
A3         1,500       6.40%, 5/15/06.........    1,554,285
                                               ------------

                     Banking--0.9%
                     Export-Import Bank Korea,
A3           300       6.50%, 11/15/06........      313,860
                     Wachovia Corp.,
A1         2,000       4.95%, 11/1/06.........    2,014,660
                                               ------------
                                                  2,328,520
                                               ------------

                     Cable--0.7%
                     Cox Communications, Inc.,
Baa2         300     6.15%, 8/1/03............      298,209
Baa2       1,500     7.50%, 8/15/04...........    1,517,040
                                               ------------
                                                  1,815,249
                                               ------------

                     Commercial Services--0.3%
                     Cox Enterprises, Inc.,
Baa1         800       2.81%, 5/1/33(b).......      789,003
                                               ------------

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Electrical Equipment--1.0%
                       Dominion Resources,
                         Inc.,
Baa1        $ 1,000    6.00%, 1/31/03..........  $  1,015,110
Baa1          1,500    7.60%, 7/15/03..........     1,565,877
                                                 ------------
                                                    2,580,987
                                                 ------------

                       Electrical Power--0.8%
                       Progress Energy, Inc.,
Baa1          2,000      7.00%, 10/30/31.......     1,949,960
                                                 ------------

                       Entertainment--0.7%
                       Walt Disney Co.,
A3            1,800      3.90%, 9/15/03........     1,810,922
                                                 ------------

                       Financial Services--15.3%
                       Bayview Financial
                         Acquisition Trust,
Aaa             548    2.22%, 9/25/02(b).......       549,461
Aaa             699    2.23%, 9/25/02(b).......       699,211
                       Bear Stearns & Co.,
                         Inc.,
A2            1,200    2.43%, 11/30/04(b)......     1,202,234
A2            1,500    2.50%, 5/24/04(b).......     1,506,504
                       Bear Stearns ARM,
Aaa           2,808    6.27%, 1/25/32(b).......     2,885,664
Aaa           3,662    6.37%, 9/25/31(b).......     3,748,581
                       Capital One Bank,
Baa2          2,300      2.82%, 6/23/03(b).....     2,282,394
                       Chase Manhattan Corp.,
A1              500      7.625%, 1/15/03.......       514,600
                       Chase Mortgage Finance
                         Corp.,
Aaa              72      6.50%, 7/25/28........        72,742

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       39

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                     Financial Services (cont'd.)
                     Citicorp Mortgage
                       Securities, Inc.,
AAA(f)   $ 1,933       4.15%, 12/25/31........ $  1,871,956
                     Ford Motor Credit Co.,
A3         2,300     2.31%, 6/30/05(b)........    2,216,828
A3         1,100     2.39%, 6/23/03(b)........    1,092,689
A3         2,600     7.60%, 8/1/05............    2,725,840
                     General Motors Acceptance
                       Corp.,
A2         2,100     2.28%, 4/5/04(b).........    2,080,798
A2           700     2.67%, 1/20/04(b)........      699,711
A2         1,200     7.625%, 6/15/04..........    1,268,856
A2           700     8.00%, 11/1/31...........      717,794
                     Golden West Financial
                       Corp.,
A1         1,500       5.50%, 8/8/06..........    1,535,760
                     Heller Financial, Inc.,
Aaa        1,300     2.19%, 4/28/03(b)........    1,306,109
Aaa          500     6.375%, 3/15/06..........      533,581
                     JP Morgan Chase,
Aa3        3,500       5.625%, 8/15/06........    3,593,485
                     Morgan Stanley Dean
                       Witter,
Aa3        2,300       2.17%, 8/7/03(b).......    2,303,827
                     Norwest Asset Securities
                       Corp.,
AAA(f)     1,500       6.50%, 1/25/29.........    1,548,038
                     Unilever Capital Corp.,
A1         1,750       6.875%, 11/1/05........    1,895,537
                                               ------------
                                                 38,852,200
                                               ------------

                     Health Care Services--0.1%
                     Columbia/HCA Healthcare
                       Corp.,
Ba1          300       6.91%, 6/15/05.........      313,010
                                               ------------

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Industrials--0.2%
                       Golden State Holdings,
Ba1         $   400      2.9%, 8/1/03(b).......  $    398,088
                                                 ------------

                       Media--0.8%
                       Time Warner, Inc.,
Baa1          2,000      7.75%, 6/15/05........     2,044,240
                                                 ------------

                       Oil & Gas--2.5%
                       Conoco, Inc.,
Baa1          1,500      2.75%, 10/15/02(b)....     1,502,117
                       Duke Energy Field
                         Services LLC,
Baa2          2,400      7.50%, 8/16/05........     2,530,320
                       Pacific Gas & Electric
                         Co.,
D(f)          2,500      7.58%, 10/31/49(d)....     2,462,500
                                                 ------------
                                                    6,494,937
                                                 ------------

                       Petroleum Services--0.6%
                       Occidental Petroleum
                         Corp.,
Baa2          1,600      6.40%, 4/1/03.........     1,628,528
                                                 ------------

                       Technology--0.1%
                       International Game
                         Technology,
Ba1             200      7.875%, 5/15/04.......       206,000
                                                 ------------

                       Telecommunications--3.7%
                       British Telecom PLC,
Baa1          1,500      3.18%, 12/15/03(b)....     1,502,838
                       Deutsche Telekom
                         International Finance,
Baa1          2,300    7.75%, 6/15/05..........     2,360,030
Baa1          1,400    8.25%, 6/15/30..........     1,301,448
                       France Telecom SA,
Baa3          2,000      9.00%, 3/1/31.........     1,769,036

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       40

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                     Telecommunications (cont'd.)
                     Sprint Capital Corp.,
Baa3     $ 2,000     6.00%, 1/15/07........... $  1,558,260
Baa3       1,000     8.375%, 3/15/12..........      820,000
                                               ------------
                                                  9,311,612
                                               ------------

                     Telephones--0.1%
                     Worldcom, Inc.,
                       7.375%,
Ca         1,000       1/15/03(c)(e)..........      195,000
                                               ------------
                     Total corporate bonds
                       (cost $77,782,663).....   76,676,134
                                               ------------

                     U.S. Government Agency Mortgage
                       Pass-Through Obligations--33.0%
                     Federal Farm Credit Bank,
           2,300       5.45%, 1/19/05.........    2,416,610
                     Federal Home Loan
                       Mortgage Corp.,
           4,400     5.50%, 7/15/32, TBA......    4,255,625
             103     6.00%, 4/1/24............      102,325
                     6.50%, 9/15/18 -
           4,381       9/25/22................    4,217,310
              28     9.25%, 1/1/10............       29,571
                     Federal National Mortgage
                       Association,
             435     5.25%, 7/1/25(b).........      442,857
              65     5.33%, 12/1/30(b)........       65,914
          42,500     6.00%, 7/18/17-8/14/32...   42,786,816
             278     6.25%, 8/1/24(b).........      280,914
             672     6.50%, 9/1/05............      692,231
              36     7.00%, 8/1/04............       37,591
                     Government National
                       Mortgage Association,
           1,965     5.50%, 7/20/30(b)........    1,992,174
           1,077     2.44%, 2/16/30(b)........    1,083,019
                     5.375%, 1/20/24 -
           1,106       2/20/26(b).............    1,126,707

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       6.00%, 1/15/29 -
            $ 3,532      7/15/29...............  $  3,546,462
                       6.375%, 5/20/23 -
              2,096      6/20/27(b)............     2,154,645
                       6.50%, 12/1/30 -
             12,001      5/15/32, TBA..........    12,240,711
                       6.625%, 10/20/24 -
                559      12/20/26(b)...........       577,826
              1,037    6.75%, 8/20/26(b).......     1,070,185
              2,100    7.50%, 2/20/30..........     2,214,177
                       8.00%, 9/20/30 -
              1,643      5/20/31...............     1,742,148
                818    8.50%, 3/20/25..........       875,655
                                                 ------------
                       Total U.S. government
                         agency pass-through
                         obligations
                         (cost $83,291,822)....    83,951,473
                                                 ------------

                       Collateralized Mortgage
                         Obligation--9.4%
                       Champion Home Loan
                         Equity,
Aaa             335      7.28%, 2/25/28........       341,455
                       Conseco Finance
                         Securitizations,
Aaa           2,400      7.47%, 5/1/32.........     2,488,488
                       Countrywide Alternative
                         Loan Trust,
Aaa             926      5.75%, 2/25/32........       935,981
                       G-Wing Limited,
A(f)            427    3.24%, 11/6/03(b).......       427,008
BBB(f)        1,500    4.49%, 5/6/04(b)........     1,500,000
                       Metropolitan Asset
                         Funding, Inc.,
AAA(f)          479      2.30%, 4/25/29(b).....       477,716
                       Premium Asset Trust,
A2            1,500      2.23%, 11/27/04(b)....     1,504,052
                       Residential Funding
                         Mortgage Securities,
                         Inc.,
                       7.50%,
AAA(f)        2,295      11/25/29-2/25/30......     2,372,233
AAA(f)          612    7.75%, 11/25/26.........       629,976
                       Salomon Brothers
                         Mortgage Securities
                         VII,
Aaa           5,000      7.17%, 3/25/25........     5,405,872

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       41

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                     Collateralized Mortgage Obligation
                       (cont'd.)
                     Structured Asset
                       Securities Corp.,
Aaa      $ 4,857       6.25%, 1/25/32(b)...... $  5,003,189
                     Superannuation Members
                       Home Loans Global Fund,
Aaa        1,145       2.14%, 9/15/02(b)......    1,147,224
                     United Mortgage
                       Securities Corp.,
Aaa        1,583       5.91%, 6/25/32.........    1,594,345
                     WFS Financial Owner
                       Trust,
Aaa          178       6.92%, 1/20/04.........      178,956
                                               ------------
                     Total collateralized
                       mortgage obligation
                       (cost $23,207,775).....   24,006,495
                                               ------------

                     Municipal Bonds--0.4%
                     Honolulu Hawaii City &
                       County,
                       4.75%, 7/1/28, (cost
Aaa        1,000       $832,085)..............      936,240
                                               ------------

                     Foreign Bonds--4.4%
                     Federal Republic of
                       Brazil,
B1         2,000       11.50%, 3/12/08........    1,360,000
                     Hellenic Finance SCA,
A2         1,200       2.00%, 7/15/03.........    1,202,927
                     Republic of Panama,
Ba1        1,500       9.375%, 4/1/29.........    1,483,500
                     Republic of Peru,
Ba3        3,000     9.125%, 2/21/12..........    2,717,500
                     Republic of South Africa,
Baa3       2,000       9.125%, 5/19/09........    2,230,000
                     United Mexican States,
Baa2       2,500       6.25%, 12/31/19(b).....    2,365,750
                                               ------------
                     Total foreign bonds
                       (cost $12,125,461).....   11,359,677
                                               ------------

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       U.S. Government Securities--3.1%
                       United States Treasury
                         Notes,
                       3.375%, 1/15/07,
            $ 2,723      TIPS(a)...............  $  2,832,470
              1,447    3.625%, 1/15/08.........     1,514,348
              3,398    3.875%, 1/15/09.........     3,605,620
                                                 ------------
                       Total United States
                         government securities
                         (cost $7,521,051).....     7,952,438
                                                 ------------

                       WARRANTS
            Shares
           ---------
                       Mexico Value, expiring
              2,500      6/1/04................         6,250
                       Mexico Value, expiring
              2,500      6/1/05................           250
                       Mexico Value, expiring
              2,500      6/30/06...............           250
                                                 ------------
                       Total warrants
                         (cost $11,253)........         6,750
                                                 ------------
                       Total long-term
                         investments
                         (cost $206,499,256)...   204,889,207
                                                 ------------

                       SHORT-TERM INVESTMENTS--38.4%
           Principal
            Amount
             (000)
           ---------

                       Corporate Bonds--9.3%

                       Aerospace/Defense--0.6%
                       Raytheon Co.,
Baa3        $ 1,500      6.45%, 8/15/02........     1,505,475
                                                 ------------

                       Banking--0.8%
                       MBNA America Bank,
Baa1          2,000      2.27%, 12/10/02(b)....     1,997,000
                                                 ------------

                       Drugs & Medical Supplies--0.8%
                       Bergen Brunswig Corp.,
Ba3           2,000      7.375%, 1/15/03.......     2,010,000
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       42

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                     Financial Services--4.0%
                     Associates Corporation of
                       NA,
Aa1      $ 2,200       2.17%, 5/8/03(b)....... $  2,199,978
                     CIT Group Inc.,
A2         2,200       2.04%, 9/13/02(b)......    2,181,300
                     Household Finance Corp.,
A2         3,300       2.30%, 8/6/02(b).......    3,300,000
                     Lehman Brothers Holdings
                       PLC,
A2         1,500       2.20%, 9/3/02(b).......    1,502,400
                     Qwest Capital Funding,
                       Inc.,
Ba2        1,000       2.46%, 7/8/02(b).......      980,000
                                               ------------
                                                 10,163,678
                                               ------------

                     Health Care Services--0.8%
                     Columbia/HCA Healthcare
                       Corp.,
Ba1        2,000       3.38%, 9/19/02(b)......    2,000,668
                                               ------------
                     Telephones--1.5%
                     AT&T Corp.,
Baa2       4,000       3.72%, 4/18/03.........    4,000,000
                                               ------------
                     Utilities--0.8%
                     Texas Utilities Co.,
Baa3       2,000       6.50%, 8/16/02.........    2,007,948
                                               ------------
                     Total corporate bonds
                       (cost $23,717,460).....   23,684,769
                                               ------------

                     U.S. Government Agency Mortgage
                       Pass-Through Obligations--8.5%
                     Federal Home Loan Bank,
           7,200       1.87%, 7/1/02..........    7,200,000

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Federal Home Loan
                         Mortgage Corp.,
            $   165    1.72%, 8/1/02(a)........  $    164,754
             14,200    1.90%, 7/1/02...........    14,200,000
                                                 ------------
                       Total U.S. government
                         agency pass-through
                         obligations
                         (cost $21,564,750)....    21,564,754
                                                 ------------

                       Commercial Paper--10.6%
                       ANZ (Delaware), Inc.,
P-1          11,000      1.77%, 8/7/02.........    10,978,366
                       CDC Commercial Paper,
                         Inc.,
VMIG1         8,000      1.76%, 7/25/02........     7,989,440
                       UBS Finance, Inc.
P-1           8,000      1.77%, 8/13/02........     7,981,283
                                                 ------------
                       Total commercial paper
                         (cost $26,949,089)....    26,949,089
                                                 ------------

                       U.S. Government Securities
                       United States Treasury
                         Bills,
                         1.74%, 8/15/02 (cost
                 60      $59,869)..............        59,856
                                                 ------------

                       Repurchase Agreements--10.0%

              1,512    State Street Bank &
                         Trust Co., 0.50%,
                         dated 6/28/02, due
                         7/1/02 in the amount
                         of $1,512,063 (cost
                         $1,512,000,
                         collateralized by
                         $1,190,000 U.S.
                         Treasury Note, 8.125%,
                         8/15/02; value of
                         collateral including
                         accrued interest was
                         $1,546,474)...........     1,512,000

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       43

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

         PRINCIPAL
          AMOUNT                                   VALUE
           (000)            DESCRIPTION           (NOTE 1)
                     Repurchase Agreements (cont'd.)

         $24,000     Lehman Brothers Holdings,
                       Inc., 1.85%, dated
                       6/28/02, due 7/1/02 in
                       the amount of
                       $24,003,700 (cost
                       $24,000,000,
                       collateralized by
                       $18,020,000 U.S.
                       Treasury Note, 8.50%,
                       2/15/20; the value of
                       the collateral
                       including interest was
                       $24,822,177)........... $ 24,000,000
                                               ------------
                     Total repurchase
                       agreements
                       (cost $25,512,000).....   25,512,000
                                               ------------
                     Total short-term
                       investments
                       (cost $97,807,768).....   97,770,468
                                               ------------

                     Total Investments--118.8%
                     (cost $304,301,379;
                      Note 5).................  302,659,675
                     Liabilities in excess of
                       other
                       assets--(18.8%)........  (47,984,577)
                                               ------------
                     Net Assets--100%......... $254,675,098
                                               ------------
                                               ------------

---------------
(a) Pledged as initial margin for financial futures contracts.
(b) Rate shown reflects current rate on variable rate instrument.
(c) Non-income producing security.
(d) Issuer in bankruptcy.
(e) Subsequent to June 30, 2002, the issuer declared bankruptcy and is in default of interest payments.
(f) Standard & Poor's rating.

ARM--Adjustable Rate Mortgage.
LLC--Limited Liability Company.
PLC-- Public Limited Company (British or Irish Limited Liability Company). SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SCA--Societe Capital Anonyme (French Corporation).
TBA-- To be announced. Securities purchased on a forward commitment basis.
TIPS--Treasury Inflation Protection Security.
NR--Not Rated by Moody's or Standard & Poor's.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       44

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--101.4%

                Collateralized Mortgage Obligation--17.7%
                Bear Stearns Commercial
                  Mortgage Securities Corp.,
$      750      7.32%, 8/15/10..............  $   835,056
                Federal Home Loan Mortgage
                  Corp.,
        88      8.00%, 4/15/21..............       92,124
        39      9.00%, 10/15/20.............       40,661
        84      5.50%, 8/15/21, PAC.........       85,344
        17      5.95%, 6/15/19, PAC.........       17,233
     3,445      6.00%, 5/15/08 - 9/15/30,
                  PAC.......................    3,483,047
     1,060      6.50%, 11/15/22, PAC........    1,102,729
       359      7.00%, 3/15/23, PAC.........      378,630
       282      7.50%, 6/15/22, PAC I/O.....        5,457
       200      8.00%, 10/15/07, AD.........      203,436
       863      8.00%, 12/15/06 - 7/15/21,
                  PAC.......................      918,274
                Federal National Mortgage
                  Assn.,
       219      3.72%, 1/25/09(a)...........      218,932
        87      6.00%, 4/01/19..............       90,011
       136      6.50%, 4/25/22..............      139,236
       315      6.527%, 5/25/30.............      333,346
        16      7.385%, 3/25/21.............       16,683
       710      7.50%, 5/25/07 - 7/25/22....      751,345
       133      8.50%, 6/25/21..............      142,437
       334      6.00%, 4/25/08 - 5/25/10,
                  PAC.......................      346,270
     1,177      6.00%, 9/25/22 - 10/25/22,
                  TAC.......................    1,202,053
       370      6.50%, 12/25/23, PAC........      367,013
       118      7.00%, 9/25/20, PAC.........      122,261
       588      8.00%, 12/25/21 - 5/25/24,
                  PAC.......................      630,525
       130      8.50%, 7/25/18 - 2/25/20,
                  PAC.......................      139,950
                First Boston Mortgage
                  Securities Corp.,
        35      7.15%, 6/20/29..............       37,501
       279      8.985%, 4/25/17, I/O........       60,931
       279      Zero Coupon, 4/25/17, P/O...      245,796
                Morgan Stanley Commercial
                  Mortgage,
     1,000      6.39%, 7/15/33..............    1,052,683
       807      6.66%, 2/15/33..............      863,985
       750      7.20%, 9/15/10..............      825,056
                Nomura Asset Commercial
                  Mortgage,
     1,000      6.69%, 3/15/30..............    1,071,398

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               Salomon Brothers Mortgage
                 Securities,
$     120      6.00%, 12/26/11..............  $   123,982
               UBS Warburg Commercial
                 Mortgage,
      186      6.133%, 12/15/30.............      192,132
                                              -----------
               Total collateralized mortgage
                 obligations
                 (cost $15,289,382).........   16,135,517
                                              -----------

               U.S. Government Agency Mortgage
                 Pass-Through Obligations--83.7%
               Federal Home Loan Mortgage
                 Corp.,
    4,948      6.00%, 5/01/11 - 10/31/29....    4,946,158
    1,965      6.50%, 2/01/04 - 4/01/32.....    2,012,570
      493      7.00%, 5/01/28...............      511,430
      544      7.50%, 3/01/08 - 6/01/28.....      572,634
       17      8.25%, 12/01/05 - 5/01/08....       17,827
      101      8.50%, 6/01/03 - 7/01/21.....      109,005
       50      8.75%, 12/01/08..............       53,245
      282      9.00%, 10/01/05 - 3/01/11....      304,139
        6      10.00%, 1/01/04..............        6,604
       45      10.50%, 11/01/19.............       52,005
       33      11.50%, 3/01/16..............       38,329
        7      12.75%, 11/01/13.............        8,116
       19      13.25%, 5/01/13..............       22,194
        4      14.00%, 6/01/11..............        4,804
               Federal National Mortgage
                 Assn.,
      867      5.50%, 2/01/29 - 6/01/29.....      841,334
      696      5.78%, 11/01/11(a)...........      709,092
        2      5.914%, 2/01/12..............        2,210
    4,071      6.00%, 8/01/11 - 6/01/32.....    4,073,939
       86      6.18%, 7/01/08...............       90,372
       76      6.30%, 1/01/08...............       80,345
       69      6.34%, 1/01/08...............       73,502
       76      6.43%, 1/01/08...............       80,756
      480      6.447%, 1/01/08..............      510,201
      645      6.55%, 9/01/07...............      689,400
       52      6.812%, 10/01/07.............       55,929
    8,460      7.00%, 9/01/11 - 1/01/32.....    8,783,971
      592      7.04%, 3/01/07...............      644,029
    1,040      7.50%, 2/01/20 - 6/01/30.....    1,093,200
       37      7.75%, 10/01/19..............       39,572
      338      8.00%, 3/01/07 - 12/01/22....      364,033
      283      8.50%, 1/01/07...............      300,038
      105      9.75%, 8/01/10 - 11/01/16....      116,081

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       45

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2002 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                U.S. Government Agency Mortgage
                  Pass-Through Obligations (cont'd.)
                Government National Mortgage
                  Assn.,
$    7,041      6.00%, 10/15/28 - 5/15/32...  $ 7,039,005
       557      6.50%, 5/15/23 - 4/15/26....      572,488
    23,311      7.00%, 7/15/16 - 3/31/28....   24,254,929
    10,974      7.50%, 3/15/07 - 10/15/29...   11,673,608
     3,446      8.00%, 1/15/08 - 11/15/30...    3,678,988
       399      8.25%, 6/20/17 - 7/20/17....      424,127
       143      8.50%, 3/15/05 - 4/20/17....      153,613
       499      9.00%, 10/20/02 -
                  1/15/20(b)................      546,725
       343      9.50%, 4/15/06 - 1/15/21....      379,518
        37      13.50%, 6/15/10 - 5/15/11...       43,439
        41      14.00%, 6/15/11.............       49,475
        24      16.00%, 4/15/12 - 5/15/12...       28,555
                                              -----------
                Total U.S. government agency
                  mortgage pass-through
                  obligations
                  (cost $74,318,009)........   76,051,534
                                              -----------
                Total long-term investments
                  (cost $89,607,391)........   92,187,051
                                              -----------

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               SHORT-TERM INVESTMENTS--9.7%

               Repurchase Agreement
$8,814,000     Paribas, 1.88%, dated
                 6/28/02, due 7/1/02 in the
                 amount of $8,815,381 (cost
                 $8,814,000; collateralized
                 by $6,447,000 U.S. Treasury
                 Note, 8.875%, 2/15/19;
                 value of the collateral
                 including interest is
                 $8,996,474)................  $ 8,814,000
                                              -----------
               Total Investments before
                 Short Sales--111.1%
                 (cost $98,421,391).........  101,001,051
                                              -----------

               Securities Sold Short--(4.4)%
    4,000      Federal National Mortgage
                 Assn.,
                 6.00%, 8/01/11 - 6/01/32,
                 (Proceeds $3,935,000)......   (3,990,000)
                                              -----------
               Total Investments, Net of
                 Short Sales--106.7%
                 (cost $94,486,391; Note 5).   97,011,051
               Liabilities in excess of
                 other assets--(6.7%).......   (6,133,140)
                                              -----------
               Net Assets--100%.............  $90,877,911
                                              -----------
                                              -----------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) All or partial principal amount segregated as collateral for when-issued securities.

AD--Accretion Directed.
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Prinicpal Only Security.
TAC--Target Amortization Class.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       46

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments June
               30, 2002 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              Federal Home Loan Bank--24.2%
$ 10,000      1.71%, 7/12/02(a).............  $  9,994,775
   5,500      1.72%, 7/20/02(b).............     5,499,887
   5,000      1.76%, 8/2/02(a)..............     4,992,178
   8,000      1.80%, 12/26/02(a)............     7,928,800
   1,000      3.05%, 4/22/03(a).............     1,000,000
                                              ------------
                                                29,415,640
                                              ------------

              Federal Home Loan Mortgage Corp.--32.6%
  20,000      1.74%, 7/16/02(a).............    19,985,500
   7,099      1.90%, 7/18/02(a).............     7,092,765
   5,000      1.78%, 8/2/02(a)..............     4,991,480
   5,000      1.66%, 8/16/02(a).............     4,989,650
   2,500      2.38%, 7/9/03(a)..............     2,500,000
                                              ------------
                                                39,559,395
                                              ------------

              Federal National Mortgage Association--42.0%
  10,000      1.77%, 7/10/02(a).............     9,995,663
  10,000      1.77%, 7/24/02(a).............     9,988,692
   5,000      1.72%, 7/29/02(b).............     4,999,430
  10,000      1.76%, 8/7/02(a)..............     9,981,911
  10,200      1.79%, 8/21/02(a).............    10,174,134
   3,000      1.78%, 12/11/02(a)............     2,975,686
   2,842      1.82%, 12/11/02(a)............     2,818,580
                                              ------------
                                                50,934,096
                                              ------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               Repurchase Agreement--6.2%
$   7,544      Paribas, 1.88%, dated
                 6/28/02, due 7/1/02 in the
                 amount of $7,545,182 (cost
                 $7,544,000; collateralized
                 by $6,473,000 U.S. Treasury
                 Note, 7.25%, 5/15/16; value
                 of collateral including
                 accrued interest was
                 $7,695,768)................  $ 7,544,000
                                              -----------
               Total Investments--105.0%
               (amortized cost
                 $127,453,131(c))...........  127,453,131
               Liabilities in excess of
                 other assets--(5.0%).......   (6,080,238)
                                              -----------
               Net Assets--100%............. $121,372,893
                                              -----------
                                              -----------

---------------
(a) Rate shown represents yield-to-maturity as of purchase date.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       47

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               June 30, 2002 (Unaudited)

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $280,793,382             $260,755,419             $123,721,990           $ 181,316,060
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement*                      16,626,000                       --                       --                 776,000
---------------------------------------------------------------------------------------------------------------------------------
Cash                                              508                    8,303                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value**                       --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold             1,732,275               13,113,141                2,866,723               3,334,714
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold             1,072,853                  580,892                  387,220                 316,560
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             138,176                  677,270                   15,688                 170,029
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              2,774                    2,741                    1,919                   1,545
---------------------------------------------------------------------------------------------------------------------------------
Receivable for foreign tax reclaim                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Due from broker for variation
margin                                             --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
currency contracts                                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        300,365,968              275,137,766              126,993,540             185,914,908
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased           5,743,259               11,024,579                2,870,834               2,414,758
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired          1,310,705                1,174,060                  446,182                 770,724
---------------------------------------------------------------------------------------------------------------------------------
Management fee payable                        151,180                  133,628                   62,655                  91,032
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                   111,148                  101,067                   98,087                 210,351
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                        15,674                   15,357                   12,088                  11,884
---------------------------------------------------------------------------------------------------------------------------------
Payable to custodian                               --                       --                       --                   8,706
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
  currency contracts                               --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written***                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Due to broker for variation margin                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Investments sold short, at value
(Proceeds $3,935,000)                              --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     7,331,966               12,448,691                3,489,846               3,507,455
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $293,034,002             $262,689,075             $123,503,694           $ 182,407,453
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     22,380             $     22,039             $     14,248           $      10,737
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     294,152,341              251,199,460              178,881,995             152,658,367
---------------------------------------------------------------------------------------------------------------------------------
                                          294,174,721              251,221,499              178,896,243             152,669,104
  Accumulated net investment
    income (loss)                            (277,086)               1,890,021                 (489,700)                224,059
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                (37,349,241)                (303,831)             (30,741,053)             31,403,084
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/(depreciation)              36,485,608                9,881,386              (24,161,796)             (1,888,794)
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2002              $293,034,002             $262,689,075             $123,503,694           $ 182,407,453
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued and outstanding                     22,380,051               22,038,652               14,247,670              10,737,298
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $13.09                   $11.92                    $8.67                  $16.99
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of total
    investments                          $260,933,774             $250,874,033             $147,883,786           $ 183,980,854
---------------------------------------------------------------------------------------------------------------------------------
  **Identified cost of currency                    --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
  ***Premiums received from
    options written                                --                       --                       --                      --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       48

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$156,404,125       $ 20,090,862       $110,113,385        $ 277,147,675           $ 92,187,051               $ 119,909,131
-----------------------------------------------------------------------------------------------------------------------------
          --          2,770,000         25,671,000           25,512,000              8,814,000                   7,544,000
-----------------------------------------------------------------------------------------------------------------------------
       3,701                 --            482,218                   --                     --                         769
-----------------------------------------------------------------------------------------------------------------------------
   2,412,427            848,423            354,057               93,226                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   2,731,060            763,437          5,207,796           20,436,002              6,924,379                          --
-----------------------------------------------------------------------------------------------------------------------------
     470,339            184,353            928,454            2,042,903              1,011,546                   6,218,411
-----------------------------------------------------------------------------------------------------------------------------
     180,301            330,723          1,101,331            2,075,746                476,575                      17,808
-----------------------------------------------------------------------------------------------------------------------------
       2,849                519                697                1,264                    972                         372
-----------------------------------------------------------------------------------------------------------------------------
     259,063                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --              4,804                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --            900,889              5,074                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 162,463,865         25,894,010        143,864,012          327,308,816            109,414,523                 133,690,491
-----------------------------------------------------------------------------------------------------------------------------
   3,098,237          2,441,274         21,135,663           71,279,097             14,089,211                   2,500,000
-----------------------------------------------------------------------------------------------------------------------------
     433,716             64,600            355,526              705,920                210,564                   9,579,169
-----------------------------------------------------------------------------------------------------------------------------
      90,648              8,830             44,100               91,468                 32,366                      24,366
-----------------------------------------------------------------------------------------------------------------------------
     131,797             78,072             49,207               30,688                 46,926                     155,602
-----------------------------------------------------------------------------------------------------------------------------
      11,984              8,516             10,962               11,704                 10,901                      12,044
-----------------------------------------------------------------------------------------------------------------------------
          --             14,981                 --              159,398                 16,483                          --
-----------------------------------------------------------------------------------------------------------------------------
      17,011                 --                 58                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      11,645            582,879             23,667               64,661                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            122,436              271,501                140,161                      46,417
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             53,550                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             15,357               19,281                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --                   --              3,990,000                          --
-----------------------------------------------------------------------------------------------------------------------------
   3,795,038          3,199,152         21,810,526           72,633,718             18,536,612                  12,317,598
-----------------------------------------------------------------------------------------------------------------------------
$158,668,827       $ 22,694,858       $122,053,486        $ 254,675,098           $ 90,877,911               $ 121,372,893
-----------------------------------------------------------------------------------------------------------------------------
$     15,493       $      2,746       $     11,569        $      24,704           $      8,610               $     121,373
-----------------------------------------------------------------------------------------------------------------------------
 193,201,823         22,582,916        120,652,586          254,784,560             89,074,232                 121,251,520
-----------------------------------------------------------------------------------------------------------------------------
 193,217,316         22,585,662        120,664,155          254,809,264             89,082,842                 121,372,893
      94,284             56,898            (67,166)            (242,588)              (169,077)                         --
-----------------------------------------------------------------------------------------------------------------------------
 (36,395,590 )       (1,058,600)           128,374            1,541,436               (560,514)                         --
-----------------------------------------------------------------------------------------------------------------------------
   1,752,817          1,110,898          1,328,123           (1,433,014)             2,524,660                          --
-----------------------------------------------------------------------------------------------------------------------------
$158,668,827       $ 22,694,858       $122,053,486        $ 254,675,098           $ 90,877,911               $ 121,372,893
-----------------------------------------------------------------------------------------------------------------------------
  15,493,008          2,745,992         11,568,677           24,703,857              8,609,893                 121,372,893
-----------------------------------------------------------------------------------------------------------------------------
      $10.24              $8.26             $10.55               $10.31                 $10.56                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$154,723,678        $22,039,984       $134,505,176         $304,301,379            $98,421,391                $127,453,131
-----------------------------------------------------------------------------------------------------------------------------
   2,358,860            825,205            367,397               92,880                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             71,729                   --                     --                          --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       49

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Six Months Ended June
               30, 2002 (Unaudited)

                                                                                                                         SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                 $       59,799            $     39,353             $     39,746           $      19,970
------------------------------------------------------------------------------------------------------------------------------------
  Dividends                                       975,771               2,888,235                  123,022                 949,856
------------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                      --                  (3,725)                      --                      --
------------------------------------------------------------------------------------------------------------------------------------
      Total income                              1,035,570               2,923,863                  162,768                 969,826
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                1,021,731                 827,551                  417,229                 549,689
------------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses              137,000                  91,000                  107,000                  92,000
------------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                    45,000                  60,000                   57,000                  44,000
------------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                          45,000                  17,000                   34,000                  30,000
------------------------------------------------------------------------------------------------------------------------------------
  Registration fees                                27,000                  14,000                   13,000                   8,000
------------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                          15,000                   6,000                    6,000                   4,000
------------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees                                   12,000                  10,000                    9,000                   9,000
------------------------------------------------------------------------------------------------------------------------------------
  Audit fees                                        8,000                   8,000                    7,000                   8,000
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                     1,925                     291                    2,239                   1,078
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                            1,312,656               1,033,842                  652,468                 745,767
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                     (277,086)              1,890,021                 (489,700)                224,059
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                     (22,736,926)              1,020,498               (7,966,764)             31,499,899
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                          --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                        --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                      --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Swaps                                                --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                (22,736,926)              1,020,498               (7,966,764)             31,499,899
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on:
  Investments                                 (45,619,332)            (12,230,984)             (18,324,602)            (27,903,261)
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                          --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                   --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                      --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Short sales                                          --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/(depreciation)                   (45,619,332)            (12,230,984)             (18,324,602)            (27,903,261)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                               (68,356,258)            (11,210,486)             (26,291,366)              3,596,638
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS           $  (68,633,344)           $ (9,320,465)            $(26,781,066)          $   3,820,697
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       50

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
 $      22,940       $    367,852        $2,483,695          $ 5,083,337             $2,331,155              $1,152,440
---------------------------------------------------------------------------------------------------------------------------
     2,566,882                 --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
      (332,375)                --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     2,257,447            367,852         2,483,695            5,083,337              2,331,155               1,152,440
---------------------------------------------------------------------------------------------------------------------------
       551,375             48,257           252,258              484,742                180,124                 159,362
---------------------------------------------------------------------------------------------------------------------------
        85,000             21,000            51,000               90,000                 43,000                  41,000
---------------------------------------------------------------------------------------------------------------------------
       131,000             73,000            62,000               62,000                 68,000                  30,000
---------------------------------------------------------------------------------------------------------------------------
        25,000             10,000            19,000               31,000                 12,000                  17,000
---------------------------------------------------------------------------------------------------------------------------
        17,000              9,000            11,000               25,000                 10,000                  38,000
---------------------------------------------------------------------------------------------------------------------------
         6,000              4,000             3,000                7,000                  3,000                   5,000
---------------------------------------------------------------------------------------------------------------------------
        10,000              5,000             6,000                8,000                  5,000                   7,000
---------------------------------------------------------------------------------------------------------------------------
        12,000              6,000             7,000                7,000                  8,000                   5,000
---------------------------------------------------------------------------------------------------------------------------
         2,622                781             2,140                2,523                  1,252                   1,938
---------------------------------------------------------------------------------------------------------------------------
       839,997            177,038           413,398              717,265                330,376                 304,300
---------------------------------------------------------------------------------------------------------------------------
     1,417,450            190,814         2,070,297            4,366,072              2,000,779                 848,140
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    (1,625,592)          (199,136)         (640,120)           2,921,823                219,217                    (950)
---------------------------------------------------------------------------------------------------------------------------
            --            (15,207)          541,598              307,350                (53,428)                     --
---------------------------------------------------------------------------------------------------------------------------
    (3,248,983)          (166,141)           33,427                1,434                     --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --            97,892               65,163                     --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --                --                2,720                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    (4,874,575)          (380,484)           32,797            3,298,490                165,789                    (950)
---------------------------------------------------------------------------------------------------------------------------
     5,708,856          2,018,285         1,254,071           (2,056,663)             1,060,846                      --
---------------------------------------------------------------------------------------------------------------------------
            --            (39,677)          626,196              607,086                 33,984                      --
---------------------------------------------------------------------------------------------------------------------------
        72,550            449,156          (386,818)             (55,247)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --           (36,793)             (60,963)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --                --                   --                (55,000)                     --
---------------------------------------------------------------------------------------------------------------------------
     5,781,406          2,427,764         1,456,656           (1,565,787)             1,039,830                      --
---------------------------------------------------------------------------------------------------------------------------
       906,831          2,047,280         1,489,453            1,732,703              1,205,619                      --
---------------------------------------------------------------------------------------------------------------------------


 $   2,324,281       $  2,238,094        $3,559,750          $ 6,098,775             $3,206,398              $  847,190
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       51

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets (Unaudited)

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                        Six Months          Year          Six Months          Year          Six Months          Year
                          Ended            Ended            Ended            Ended            Ended            Ended
                         June 30,       December 31,       June 30,       December 31,       June 30,       December 31,
                           2002             2001             2002             2001             2002             2001

INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $   (277,086)    $    334,888     $  1,890,021     $  4,167,439     $   (489,700)    $   (931,721)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions        (22,736,926)      (9,499,752)       1,020,498        2,026,471       (7,966,764)     (22,257,234)
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments         (45,619,332)    (146,933,967)     (12,230,984)      (3,149,494)     (18,324,602)     (12,964,872)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          (68,633,344)    (156,098,831)      (9,320,465)       3,044,416      (26,781,066)     (36,153,827)
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --         (355,205)              --       (4,079,425)              --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains               --               --       (2,601,484)      (3,498,581)              --               --
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions              --         (355,205)      (2,601,484)      (7,578,006)              --               --
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          61,568,274      125,877,539       34,154,800       70,629,373       22,133,934       40,876,536
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions                --          344,367        2,542,867        7,388,295               --               --
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (58,330,392)    (124,116,905)     (37,294,683)     (67,078,403)     (17,403,105)     (41,683,729)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions          3,237,882        2,105,001         (597,016)      10,939,265        4,730,829         (807,193)
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)        (65,395,462)    (154,349,035)     (12,518,965)       6,405,675      (22,050,237)     (36,961,020)

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of period     358,429,464      512,778,499      275,208,040      268,802,365      145,553,931      182,514,951
------------------------------------------------------------------------------------------------------------------------
End of period(b)       $293,034,002     $358,429,464     $262,689,075     $275,208,040     $123,503,694     $145,553,931
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $  1,890,021     $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------


                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                        Six Months           Year
                          Ended              Ended
                         June 30,        December 31,
                           2002              2001
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $    224,059      $     961,064
---------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         31,499,899         28,321,361
-------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments         (27,903,261)        (3,286,446)
-----------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations            3,820,697         25,995,979
---------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --         (1,739,989)
-------------------------------------------------------------------------------
  Distributions from
    net
    realized gains      (10,250,770)       (17,861,788)
-----------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
---------------------------------------------------------------------------------------
Total distributions     (10,250,770)       (19,601,777)
-------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          31,559,105         44,334,114
-----------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions        10,010,363         19,105,523
---------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (29,819,606)       (45,417,771)
-------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         11,749,862         18,021,866
-----------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)          5,319,789         24,416,068
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Beginning of period     177,087,664        152,671,596
-------------------------------------------------------------------------------------------------------------------
End of period(b)       $182,407,453      $ 177,087,664
-----------------------------------------------------------------------------------------------------------------------
(a) Fund share transa
(b) Includes
    undistributed net
    investment income
    of                 $    224,059      $          --
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       52

        INTERNATIONAL                      INTERNATIONAL                                                INTERMEDIATE-TERM
            EQUITY                             BOND                           TOTAL RETURN                  BOND
          PORTFOLIO                          PORTFOLIO                       BOND PORTFOLIO              PORTFOLIO
------------------------------     -----------------------------     ------------------------------     ------------
 Six Months          Year           Six Months          Year          Six Months          Year           Six Months
   Ended             Ended            Ended            Ended            Ended             Ended            Ended
  June 30,       December 31,        June 30,       December 31,       June 30,       December 31,        June 30,
    2002             2001              2002             2001             2002             2001              2002

--------------------------------------------------------------------------------------------------------------------
$  1,417,450     $   1,549,796     $    190,814     $   444,426      $  2,070,297     $   4,383,075     $  4,366,072
--------------------------------------------------------------------------------------------------------------------

  (4,874,575)      (31,771,998)        (380,484)     (1,692,319)           32,797         3,162,594        3,298,490
--------------------------------------------------------------------------------------------------------------------
   5,781,406       (24,742,121)       2,427,764         164,450         1,456,656          (956,280)      (1,565,787)
--------------------------------------------------------------------------------------------------------------------
   2,324,281       (54,964,323)       2,238,094      (1,083,443)        3,559,750         6,589,389        6,098,775
--------------------------------------------------------------------------------------------------------------------
     (54,411)               --          (78,518)             --        (2,163,449)       (4,564,436)      (4,524,971)
--------------------------------------------------------------------------------------------------------------------
          --        (1,999,627)              --              --                --        (1,090,168)              --
--------------------------------------------------------------------------------------------------------------------
          --                --               --        (393,286)               --                --               --
--------------------------------------------------------------------------------------------------------------------
     (54,411)       (1,999,627)         (78,518)       (393,286)       (2,163,449)       (5,654,604)      (4,524,971)
--------------------------------------------------------------------------------------------------------------------
  31,691,127        99,717,483        6,404,763       9,060,771        31,946,723        55,655,786       95,713,645
--------------------------------------------------------------------------------------------------------------------
      53,115         1,964,286           73,581         369,702         1,940,617         5,421,078        4,037,898
--------------------------------------------------------------------------------------------------------------------
 (33,651,790)     (113,438,946)      (4,580,065)     (8,865,202)      (19,315,937)      (29,929,224)     (41,883,429)
--------------------------------------------------------------------------------------------------------------------

  (1,907,548)      (11,757,177)       1,898,279         565,271        14,571,403        31,147,640       57,868,114
--------------------------------------------------------------------------------------------------------------------
     362,322       (68,721,127)       4,057,855        (911,458)       15,967,704        32,082,425       59,441,918

--------------------------------------------------------------------------------------------------------------------
 158,306,505       227,027,632       18,637,003      19,548,461       106,085,782        74,003,357      195,233,180
--------------------------------------------------------------------------------------------------------------------
$158,668,827     $ 158,306,505     $ 22,694,858     $18,637,003      $122,053,486     $ 106,085,782     $254,675,098
--------------------------------------------------------------------------------------------------------------------

$     94,284     $          --     $     56,898     $        --      $         --     $      71,008     $         --
--------------------------------------------------------------------------------------------------------------------

INTERMEDIATE-TERM                                              U.S. GOVERNMENT
    BOND                  MORTGAGE BACKED                           MONEY
 PORTFOLIO             SECURITIES PORTFOLIO                   MARKET PORTFOLIO
-----------------  -----------------------------     -----------------------------------
      Year          Six Months          Year           Six Months             Year
     Ended            Ended            Ended              Ended               Ended
  December 31,       June 30,       December 31,        June 30,          December 31,
      2001             2002             2001              2002                2001
--------------------------------------------------------------------------------------------------------
  $  8,200,193     $  2,000,779     $ 4,002,062      $       848,140     $     4,665,666
--------------------------------------------------------------------------------------------------------

     5,809,808          165,789         748,374                 (950)                704
--------------------------------------------------------------------------------------------------------

    (1,222,937)       1,039,830         371,400                   --                  --
--------------------------------------------------------------------------------------------------------

    12,787,064        3,206,398       5,121,836              847,190           4,666,370
--------------------------------------------------------------------------------------------------------
    (8,527,734)      (2,290,698)     (4,336,892 )           (847,190)         (4,666,370)
--------------------------------------------------------------------------------------------------------

    (5,072,949)              --              --                   --                  --
--------------------------------------------------------------------------------------------------------
            --               --              --                   --                  --
--------------------------------------------------------------------------------------------------------
   (13,600,683)      (2,290,698)     (4,336,892 )           (847,190)         (4,666,370)
--------------------------------------------------------------------------------------------------------
   110,886,807       22,519,645      25,796,133          401,544,646       1,106,246,996
--------------------------------------------------------------------------------------------------------

    12,988,573        1,909,333       3,821,081              615,592           3,750,078
--------------------------------------------------------------------------------------------------------
   (58,543,722)      (9,968,644)    (18,134,752 )       (435,769,228)     (1,077,241,488)
--------------------------------------------------------------------------------------------------------

    65,331,658       14,460,334      11,482,462          (33,608,990)         32,755,586
--------------------------------------------------------------------------------------------------------
    64,518,039       15,376,034      12,267,406          (33,608,990)         32,755,586
--------------------------------------------------------------------------------------------------------
   130,715,141       75,501,877      63,234,471          154,981,883         122,226,297
--------------------------------------------------------------------------------------------------------
  $195,233,180     $ 90,877,911     $75,501,877      $   121,372,893     $   154,981,883
--------------------------------------------------------------------------------------------------------

  $         --     $         --     $   120,842      $            --     $            --
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       53

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        LARGE CAPITALIZATION
                                                                          GROWTH PORTFOLIO
                                             ---------------------------------------------------------------------------
                                             Six Months
                                               Ended                          Year Ended December 31,
                                              June 30,      ------------------------------------------------------------
                                                2002          2001         2000         1999         1998       1997(b)

PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $16.15        $23.20       $25.68       $18.29       $13.58       $12.97
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      (.01)          .02         (.06)        (.03)        (.01)          --(c)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        (3.05)        (7.05)        (.68)        9.79         6.00         2.61
------------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               (3.06)        (7.03)        (.74)        9.76         5.99         2.61
------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income                --          (.02)          --           --           --         (.01)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains               --            --        (1.74)       (2.37)       (1.28)       (1.99)
------------------------------------------------------------------------------------------------------------------------
Tax return of capital distributions                 --            --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
      Total distributions                           --          (.02)       (1.74)       (2.37)       (1.28)       (2.00)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.09        $16.15       $23.20       $25.68       $18.29       $13.58
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                 (18.95)%      (30.32)%      (3.37)%      55.37%       44.22%       20.77%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)               $293,034      $358,429     $512,778     $515,470     $329,803     $243,895
------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                      $343,399      $397,492     $581,198     $385,995     $277,794     $242,233
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                         .77%(d)       .75%         .69%         .68%         .68%         .73%
------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    (.16)%(d)      .08%        (.25)%       (.16)%       (.05)%       (.01)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             35%           68%          48%          50%          54%          82%
------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.
(d) Annualized.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       54

                           LARGE CAPITALIZATION                                               SMALL CAPITALIZATION
                              VALUE PORTFOLIO                                                   GROWTH PORTFOLIO
---------------------------------------------------------------------------     -------------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended             Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      ----------------------------------
   2002          2001         2000         1999       1998(b)      1997(b)         2002        2001(b)        2000         1999

 --------------------------------------------------------------------------------------------------------------------------------
   $12.45        $12.64       $13.01       $15.87       $16.21       $13.97        $10.56        $13.09       $17.47       $15.35
 --------------------------------------------------------------------------------------------------------------------------------
      .09           .19          .25          .27          .28          .31          (.03)         (.07)        (.07)        (.06)
 --------------------------------------------------------------------------------------------------------------------------------
     (.50)         (.03)         .72        (1.00)        1.34         3.77         (1.86)        (2.46)         .36         4.35
 --------------------------------------------------------------------------------------------------------------------------------
     (.41)          .16          .97         (.73)        1.62         4.08         (1.89)        (2.53)         .29         4.29
 --------------------------------------------------------------------------------------------------------------------------------
       --          (.19)        (.25)        (.29)        (.27)        (.28)           --            --           --           --
 --------------------------------------------------------------------------------------------------------------------------------
     (.12)         (.16)       (1.09)       (1.84)       (1.69)       (1.56)           --            --        (4.67)       (2.17)
 --------------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --           --            --            --           --           --
 -----------------------------------------------------------------------------------------
     (.12)         (.35)       (1.34)       (2.13)       (1.96)       (1.84)           --            --        (4.67)       (2.17)
 --------------------------------------------------------------------------------------------------------------------------------
   $11.92        $12.45       $12.64       $13.01       $15.87       $16.21         $8.67        $10.56       $13.09       $17.47
 --------------------------------------------------------------------------------------------------------------------------------

    (3.29)%        1.21%        8.22%       (4.37)%      10.25%       29.80%       (17.90)%      (19.33)%       1.83%       29.20%
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
 $262,689      $275,208     $268,802     $262,156     $283,488     $275,093      $123,504      $145,554     $182,515     $186,603
 --------------------------------------------------------------------------------------------------------------------------------
 $278,136      $275,773     $243,008     $279,900     $282,078     $253,579      $140,229      $156,654     $197,168     $150,593
 --------------------------------------------------------------------------------------------------------------------------------
      .75%(d)       .76%         .80%         .73%         .71%         .72%          .94%(d)       .88%         .79%         .80%
 --------------------------------------------------------------------------------------------------------------------------------
     1.37%(d)      1.51%        2.01%        1.74%        1.65%        1.90%         (.70)%(d)     (.59)%       (.49)%       (.45)%
 --------------------------------------------------------------------------------------------------------------------------------
       25%           50%          80%          36%          24%          21%           69%          167%         165%         207%
 --------------------------------------------------------------------------------------------------------------------------------

----------
Six Months
  Ended
 June 30,
   2002       1998       1997(b)
 --------------------------------------------------------------------------------------------------------------------------------
   $12.45     $15.57       $14.93
 --------------------------------------------------------------------------------------------------------------------------------
      .09       (.05)        (.05)
 --------------------------------------------------------------------------------------------------------------------------------
     (.50)       .48         3.02
 --------------------------------------------------------------------------------------------------------------------------------
     (.41)       .43         2.97
 --------------------------------------------------------------------------------------------------------------------------------
       --         --           --
 --------------------------------------------------------------------------------------------------------------------------------
     (.12)      (.65)       (2.33)
 --------------------------------------------------------------------------------------------------------------------------------
       --         --           --
 -----------------------------------------------------------------------------------------
     (.12)      (.65)       (2.33)
 --------------------------------------------------------------------------------------------------------------------------------
   $11.92     $15.35       $15.57
 --------------------------------------------------------------------------------------------------------------------------------
    (3.29)      2.55%       20.85%
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 $262,689   $158,982     $165,898
 --------------------------------------------------------------------------------------------------------------------------------
 $278,136   $162,654     $156,570
 --------------------------------------------------------------------------------------------------------------------------------
      .75%       .77%         .79%
 --------------------------------------------------------------------------------------------------------------------------------
     1.37%      (.35)%       (.36)%
 --------------------------------------------------------------------------------------------------------------------------------
       25%        69%         106%
 --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       55

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                         SMALL CAPITALIZATION
                                                                           VALUE PORTFOLIO
                                             ----------------------------------------------------------------------------
                                             Six Months
                                                Ended                          Year Ended December 31,
                                              June 30,       ------------------------------------------------------------
                                                2002           2001         2000         1999       1998(b)      1997(b)

PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $17.54        $16.88       $14.97       $14.98       $17.50       $15.22
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                        .02           .09          .11          .11          .08          .08
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                           .42          2.67         3.34          .10        (1.27)        4.37
-------------------------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                    .44          2.76         3.45          .21        (1.19)        4.45
-------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income                 --          (.19)        (.02)        (.12)        (.07)        (.08)
-------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                  --            --           --           --           --         (.01)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains              (.99)        (1.91)       (1.52)        (.10)       (1.26)       (2.08)
-------------------------------------------------------------------------------------------------------------------------
Tax return of capital distributions                  --            --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
      Total distributions                          (.99)        (2.10)       (1.54)        (.22)       (1.33)       (2.17)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $16.99        $17.54       $16.88       $14.97       $14.98       $17.50
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                    2.27%        17.23%       23.91%        1.39%       (6.62)%      29.98%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)               $ 182,407      $177,088     $152,672     $127,010     $141,557     $163,414
-------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                       $184,748      $161,663     $130,303     $129,077     $153,756     $144,160
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .81%(d)       .87%         .85%         .87%         .79%         .81%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                      .24%(d)       .59%         .75%         .75%         .48%         .45%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              63%          114%          55%          42%          39%          36%
-------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.
(d) Annualized.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       56

                               INTERNATIONAL                                                    INTERNATIONAL
                             EQUITY PORTFOLIO                                                   BOND PORTFOLIO
---------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended            Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      -------------------------------
   2002          2001         2000         1999         1998         1997          2002         2001        2000        1999

 -----------------------------------------------------------------------------------------------------------------------------
   $10.10        $13.52       $17.37       $15.54       $14.27       $14.82         $7.46        $8.08       $8.48       $9.52
 -----------------------------------------------------------------------------------------------------------------------------
      .09           .09          .17          .23          .23          .21           .07          .18         .32         .30
 -----------------------------------------------------------------------------------------------------------------------------
      .05         (3.39)       (1.87)        3.29         1.98         1.32           .76         (.64)       (.45)       (.84)
 -----------------------------------------------------------------------------------------------------------------------------
      .14         (3.30)       (1.70)        3.52         2.21         1.53           .83         (.46)       (.13)       (.54)
 -----------------------------------------------------------------------------------------------------------------------------
       --(c)         --         (.17)        (.23)        (.10)        (.41)         (.03)          --          --        (.23)
 -----------------------------------------------------------------------------------------------------------------------------
       --            --         (.17)        (.17)          --           --            --           --          --          --
 -----------------------------------------------------------------------------------------------------------------------------
       --          (.12)       (1.81)       (1.29)        (.84)       (1.67)           --           --          --        (.16)
 -----------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --           --            --         (.16)       (.27)       (.11)
 -----------------------------------------------------------------------------------------------------------------------------
       --          (.12)       (2.15)       (1.69)        (.94)       (2.08)         (.03)        (.16)       (.27)       (.50)
 -----------------------------------------------------------------------------------------------------------------------------
   $10.24        $10.10       $13.52       $17.37       $15.54       $14.27         $8.26        $7.46       $8.08       $8.48
 -----------------------------------------------------------------------------------------------------------------------------

     1.42%       (24.56)%      (9.42)%      23.30%       15.49%       10.60%        11.20%       (5.73)%     (1.34)%     (5.88)%
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 $158,669      $158,307     $227,028     $274,997     $244,291     $237,851       $22,695      $18,637     $19,548     $26,492
 -----------------------------------------------------------------------------------------------------------------------------
 $158,841      $190,106     $246,420     $246,148     $246,335     $245,536       $19,463      $19,235     $20,809     $29,300
 -----------------------------------------------------------------------------------------------------------------------------
         %(d)
     1.07          1.01%         .93%         .93%         .91%         .93%         1.83%(d)     1.83%       1.47%       1.25%
 -----------------------------------------------------------------------------------------------------------------------------
     1.80%(d)       .82%         .85%        1.25%        1.42%        1.15%         1.98%(d)     2.31%       4.16%       3.36%
 -----------------------------------------------------------------------------------------------------------------------------
       66%           65%          44%          35%          45%          37%          147%         251%         52%        132%
 -----------------------------------------------------------------------------------------------------------------------------

----------
Six Months
  Ended
 June 30,
   2002      1998           1997
 -----------------------------------------------------------------------------------------------------------------------------
   $10.10     $9.17         $10.17
 -----------------------------------------------------------------------------------------------------------------------------
      .09       .31            .42
 -----------------------------------------------------------------------------------------------------------------------------
      .05       .45          (1.00)
 -----------------------------------------------------------------------------------------------------------------------------
      .14       .76           (.58)
 -----------------------------------------------------------------------------------------------------------------------------
       --(     (.31)            --
 -----------------------------------------------------------------------------------------------------------------------------
       --      (.06)          (.06)
 -----------------------------------------------------------------------------------------------------------------------------
       --      (.04)            --
 -----------------------------------------------------------------------------------------------------------------------------
       --        --           (.36)
 -----------------------------------------------------------------------------------------------------------------------------
       --      (.41)          (.42)
 -----------------------------------------------------------------------------------------------------------------------------
   $10.24     $9.52          $9.17
 -----------------------------------------------------------------------------------------------------------------------------
     1.42%     8.55%         (5.73)%
 -----------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------
 $158,669   $31,042        $31,189
 -----------------------------------------------------------------------------------------------------------------------------
 $158,841   $30,720        $35,163
 -----------------------------------------------------------------------------------------------------------------------------

     1.07%     1.54%          1.35%
 -----------------------------------------------------------------------------------------------------------------------------
     1.80%     3.38%          4.44%
 -----------------------------------------------------------------------------------------------------------------------------
       66%      110%           202%
 -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       57

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                           TOTAL RETURN
                                                                          BOND PORTFOLIO
                                             ------------------------------------------------------------------------
                                             Six Months
                                                Ended                        Year Ended December 31,
                                              June 30,       --------------------------------------------------------
                                                2002           2001        2000        1999        1998        1997

PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $10.42        $10.27       $9.86      $10.49      $10.56      $10.28
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                        .19           .52         .66         .56         .58         .57
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                           .14           .28         .42        (.63)        .27         .35
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                  .33           .80        1.08        (.07)        .85         .92
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               (.20)         (.54)       (.67)       (.56)       (.58)       (.54)
---------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                  --            --          --          --          --          --
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains                --          (.11)         --          --        (.34)       (.10)
---------------------------------------------------------------------------------------------------------
Tax return of capital distributions                  --            --          --          --          --          --
---------------------------------------------------------------------------------------------------------
      Total distributions                          (.20)         (.65)       (.67)       (.56)       (.92)       (.64)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.55        $10.42      $10.27       $9.86      $10.49      $10.56
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                    3.01%         7.97%      11.30%       (.67)%      8.28%       9.23%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                $122,053      $106,086     $74,003     $67,269     $67,078     $50,411
---------------------------------------------------------------------------------------------------------
Average net assets (000)                       $113,044       $90,698     $67,151     $65,911     $61,786     $48,123
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .74%(b)       .78%        .79%        .82%        .81%        .91%
---------------------------------------------------------------------------------------------------------
  Net investment income                            3.85%(b)      4.83%       6.23%       5.54%       5.54%       5.54%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             198%          472%        483%        368%        327%        323%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       58

                            INTERMEDIATE-TERM                                                 MORTGAGE BACKED
                              BOND PORTFOLIO                                                SECURITIES PORTFOLIO
--------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                     Six Months
  Ended                          Year Ended December 31,                         Ended            Year Ended December 31,
 June 30,      -----------------------------------------------------------      June 30,      -------------------------------
   2002          2001         2000         1999         1998        1997          2002         2001        2000        1999

 ----------------------------------------------------------------------------------------------------------------------------
 $  10.23      $  10.23     $   9.92     $  10.36     $  10.42     $ 10.30      $  10.44      $ 10.31     $  9.97     $ 10.47
 ----------------------------------------------------------------------------------------------------------------------------
      .21           .52          .63          .56          .63         .58           .26          .61         .65         .66
 ----------------------------------------------------------------------------------------------------------------------------
      .08           .29          .34         (.43)         .09         .28           .14          .17         .33        (.50)
 ----------------------------------------------------------------------------------------------------------------------------
      .29           .81          .97          .13          .72         .86           .40          .78         .98         .16
 ----------------------------------------------------------------------------------------------------------------------------
     (.21)         (.54)        (.63)        (.57)        (.61)       (.57)         (.28)        (.65)       (.64)       (.66)
 ----------------------------------------------------------------------------------------------------------------------------
       --            --         (.03)          --           --          --            --           --          --          --
 ----------------------------------------------------------------------------------------------------------------------------
       --          (.27)          --           --         (.17)       (.17)           --           --          --          --
 ----------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --          --            --           --          --          --
 ----------------------------------------------------------------------------------------------------------------------------
     (.21)         (.81)        (.66)        (.57)        (.78)       (.74)         (.28)        (.65)       (.64)       (.66)
 ----------------------------------------------------------------------------------------------------------------------------
   $10.31        $10.23       $10.23        $9.92       $10.36      $10.42        $10.56       $10.44      $10.31       $9.97
 ----------------------------------------------------------------------------------------------------------------------------

     2.79%         8.19%       10.10%        1.30%        7.09%       8.57%         3.90%        7.79%      10.35%       1.54%
 ----------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
 $254,675      $195,233     $130,715     $112,991     $105,283     $95,071       $90,878      $75,502     $63,234     $67,372
 ----------------------------------------------------------------------------------------------------------------------------
 $217,226      $167,039     $116,330     $108,243     $101,219     $95,575       $80,718      $69,767     $61,771     $70,244
 ----------------------------------------------------------------------------------------------------------------------------
         %(b)
      .67           .66%         .71%         .67%         .66%        .71%          .83%(b)      .84%        .83%        .80%
 ----------------------------------------------------------------------------------------------------------------------------
     4.05%(b)      4.91%        6.35%        5.63%        5.71%       5.64%         5.00%(b)     5.74%       6.60%       6.31%
 ----------------------------------------------------------------------------------------------------------------------------
      180%          560%         423%         253%         249%        249%           74%          72%         74%         14%
 ----------------------------------------------------------------------------------------------------------------------------

----------
Six Months
  Ended
 June 30,
   2002      1998        1997
 ----------------------------------------------------------------------------------------------------------------------------
 $  10.23   $ 10.45     $ 10.21
 ----------------------------------------------------------------------------------------------------------------------------
      .21       .64         .64
 ----------------------------------------------------------------------------------------------------------------------------
      .08       .01         .23
 ----------------------------------------------------------------------------------------------------------------------------
      .29       .65         .87
 ----------------------------------------------------------------------------------------------------------------------------
     (.21)     (.63)       (.63)
 ----------------------------------------------------------------------------------------------------------------------------
       --        --          --
 ----------------------------------------------------------------------------------------------------------------------------
       --        --          --
 ----------------------------------------------------------------------------------------------------------------------------
       --        --          --
 ----------------------------------------------------------------------------------------------------------------------------
     (.21)     (.63)       (.63)
 ----------------------------------------------------------------------------------------------------------------------------
   $10.31    $10.47      $10.45
 ----------------------------------------------------------------------------------------------------------------------------
     2.79%     6.37%       8.82%
 ----------------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------------
 $254,675   $72,870     $71,596
 ----------------------------------------------------------------------------------------------------------------------------
 $217,226   $73,737     $71,757
 ----------------------------------------------------------------------------------------------------------------------------

      .67%      .70%        .88%
 ----------------------------------------------------------------------------------------------------------------------------
     4.05%     6.14%       6.21%
 ----------------------------------------------------------------------------------------------------------------------------
      180%       24%        128%
 ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       59

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                         U.S. GOVERNMENT
                                                                      MONEY MARKET PORTFOLIO
                                             ------------------------------------------------------------------------
                                               Six
                                              Months
                                              Ended                         Year Ended December 31,
                                             June 30,     -----------------------------------------------------------
                                               2002         2001         2000         1999         1998        1997

PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $1.00        $1.00        $1.00        $1.00        $1.00       $1.00
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .007         .037         .058         .045         .048        .049
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .007         .037         .058         .045         .048        .049
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income            (.007)       (.037)       (.058)       (.045)       (.048)      (.049)
---------------------------------------------------------------------------------------------------------
      Total distributions                       (.007)       (.037)       (.058)       (.045)       (.048)      (.049)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $1.00        $1.00        $1.00        $1.00        $1.00       $1.00
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                  0.63%        3.77%        5.87%        4.67%        4.88%       4.95%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000)              $121,373     $154,982     $122,226      $85,722     $138,848     $42,326
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $128,546     $132,704      $93,985     $196,853     $106,500     $37,675
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .48%(b)      .51%         .56%         .43%         .55%        .65%
---------------------------------------------------------------------------------------------------------
  Net investment income                          1.32%(b)     3.52%        5.76%        4.64%        4.85%       4.91%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 61
                                       60

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements

           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity
Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and
U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows:

      - Large Capitalization Growth Portfolio -- long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500;

      - Large Capitalization Value Portfolio -- total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser's opinion, are undervalued;

      - Small Capitalization Growth Portfolio -- maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the U.S. economy in general;

      - Small Capitalization Value Portfolio -- above average capital appreciation through investment in small company common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace;

      - International Equity Portfolio -- capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

      - International Bond Portfolio -- high total return through investment primarily in high-quality, foreign debt securities;

      - Total Return Bond Portfolio -- total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

      - Intermediate-Term Bond Portfolio -- current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

      - Mortgage Backed Securities Portfolio -- high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities;

      - U.S. Government Money Market Portfolio -- maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

-------------------------------------------------------------------
Note 1. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on that day or at the last bid price in the absence of an asked price.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities with the Federal Reserve System).

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service.

      Securities for which market quotations are not available are valued in good faith under procedures adopted by the Trustees.

      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.

      Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with

--------------------------------------------------------------------------------
respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund generally amortizes premiums and discounts paid on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize market discount on municipal securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Portfolios' net asset values, but could change the classifications of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. For the Total Return Bond Portfolio and the Intermediate Bond Portfolio the current adjustments for the six months ended June 30, 2002 resulted in a decrease to the net investment income of $4,721 and $6,238 and an increase to unrealized appreciation on investments of $4,721 and $6,238, respectively. The cumulative adjustment upon adoption through December 31, 2001, resulted in a decrease to the net investment income of $45,022 and $64,099, and an increase to unrealized appreciation on investments of $45,022 and $64,099, respectively.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Foreign Currency Forward Contracts: A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings.

      Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolios' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on

--------------------------------------------------------------------------------
the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options.

      Short Sales: Certain Portfolios of the Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively.

      Interest Rate Swaps: An interest rate swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate. Interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Portfolio's basis in the swap and the proceeds of the closing transactions, including fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The Total Return Bond Portfolio and the Intermediate Term Bond Portfolio may enter into interest rate swaps.

      Dividends and Distributions: Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net realized capital gains, if any, at least annually.

      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

-------------------------------------------------------------------
Note 2. Agreements

      The Fund's manager is Prudential Investments LLC ('PI'). PI manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. Effective May 3, 2002, National City became the subadviser of the Small Capitalization Value Portfolio, replacing Credit Suisse Asset Management, LLC. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems appropriate. In addition, a periodic rebalancing of each Portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd. and
                            Columbus Circle Investors
Large Capitalization
  Value..................   J.P. Morgan Investment Management, Inc.
                            and Hotchkis & Wiley Capital Management
                            Inc.
Small Capitalization
  Growth.................   Sawgrass Asset Management, LLC and
                            J.P. Morgan Fleming Asset Management USA,
                            Inc.
Small Capitalization
  Value..................   National City and EARNEST Partners, LLC
International Equity.....   Lazard Asset Management
International Bond.......   Fischer, Francis, Trees & Watts, Inc.
Total Return Bond and
  Intermediate-Term
  Bond...................   Pacific Investment Management Company
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP


--------------------------------------------------------------------------------

      The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

                                                   Total
Portfolio                                      Management Fee
--------------------------------------------   --------------
Large Capitalization Growth.................         .60%
Large Capitalization Value..................         .60%
Small Capitalization Growth.................         .60%
Small Capitalization Value..................         .60%
International Equity........................         .70%
International Bond..........................         .50%
Total Return Bond...........................         .45%
Intermediate-Term Bond......................         .45%
Mortgage Backed Securities..................         .45%
U.S. Government Money Market................         .25%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund (excluding the U.S. Government Money Market Portfolio), along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicate credit agreement ('SCA') with a group of banks. The amount of the commitment was $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Fund to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2002.

-------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

      Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the six months ended June 30, 2002 as well as the fees due to PMFS as of June 30, 2002.

                                  Amount incurred
                                      for the         Amount due
                                  six months ended      as of
                                      June 30,         June 30,
Portfolio                               2002             2002
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $136,600         $ 23,600
Large Capitalization Value......        90,300           15,500
Small Capitalization Growth.....        87,500           15,000
Small Capitalization Value......        91,600           16,100
International Equity............        78,000           13,000
International Bond..............        20,500            3,600
Total Return Bond...............        51,500            9,300

                                  Amount incurred
                                      for the         Amount due
                                  six months ended      as of
                                      June 30,         June 30,
Portfolio                               2002             2002
--------------------------------  ----------------   ------------
Intermediate-Term Bond..........        84,500           16,200
Mortgage Backed Securities......        40,900            7,500
U.S. Government Money Market....        40,300            7,600

      For the six months ended June 30, 2002, Prudential Securities Incorporated ('PSI'), an indirect wholly-owned subsidiary of Prudential, earned approximately $4,170 and $4,157 in brokerage commissions on certain portfolio transactions executed on behalf of the Large Capitalization Growth Portfolio and Large Capitalization Value Portfolio, respectively.

-------------------------------------------------------------------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the six months ended June 30, 2002 were as follows:

Portfolio                            Purchases          Sales
---------------------------------  --------------   --------------
Large Capitalization Growth......  $  117,090,684   $  113,902,105
Large Capitalization Value.......      72,446,025       69,375,263
Small Capitalization Growth......      93,794,070       92,828,269
Small Capitalization Value.......     113,605,659      113,775,082
International Equity.............      71,691,939       77,690,389
International Bond...............      27,102,314       26,698,463
Total Return Bond................     199,840,515      212,976,161
Intermediate-Term Bond...........     418,379,779      422,428,913
Mortgage Backed Securities.......      88,531,796       60,027,952

      At June 30, 2002, the International Bond, Total Return Bond and the Intermediate-Term Bond Portfolios had open financial futures contracts. The unrealized appreciation (depreciation) on such contracts as of June 30, 2002 was as follows:

International Bond Portfolio:
                                                   Value at        Value at         Unrealized
Number of                         Expiration       June 30,          Trade         Appreciation
Contracts           Type             Date            2002            Date         (Depreciation)
----------    ----------------    ----------     ------------     -----------     --------------
              Short Positions:
    22        10yr Eur Bund       Sept. 2002     $ 2,241,685      $ 2,229,587       $  (12,098)
    22        5yr Eur-Bobl        Sept. 2002       2,195,793        2,168,455          (27,338)
              Long Positions:
    2         GBPGilt             Sept. 2002         329,629          322,709            6,920
    1         10yr Jpn-Bond       Sept. 2002       1,144,218        1,142,716            1,502
                                                                                  --------------
                                                                                    $  (31,014)
                                                                                  --------------
                                                                                  --------------

Total Return Bond Portfolio:
                                                   Value at        Value at
Number of                         Expiration       June 30,          Trade          Unrealized
Contracts           Type             Date            2002            Date          Appreciation
----------    ----------------    ----------     ------------     -----------     --------------
              Long Positions:
    8         Euribor             Dec. 2002      $ 1,828,737      $ 1,824,268       $    4,469
    40        Euro Bond           Sept. 2002       4,027,497        3,960,338           67,159
    12        Euribor             Sept. 2003       2,685,616        2,671,394           14,222
    11        10yr T-Note         Sept. 2002       1,179,578        1,146,750           32,828
    59        Long Bond           Sept. 2002       6,064,093        5,993,570           70,523
    37        90 Day Euro         Jun. 2003        8,936,888        8,825,488          111,400
    5         90 Day Euro         Sept. 2003       1,200,500        1,186,375           14,125
    89        5yr T-Note          Sept. 2002       9,560,546        9,402,711          157,835
                                                                                  --------------
                                                                                    $  472,561
                                                                                  --------------
                                                                                  --------------

--------------------------------------------------------------------------------


Intermediate Term Bond Portfolio:
                                                   Value at        Value at         Unrealized
Number of                         Expiration       June 30,          Trade         Appreciation
Contracts           Type             Date            2002            Date         (Depreciation)
----------    ----------------    ----------     ------------     -----------     --------------
              Long Position:
    19        10yr T-Note         Sept. 2002     $ 2,037,453      $ 1,988,469       $   48,984
   140        Long Bond           Sept. 2002      14,389,375       14,161,875          227,500
                                                                                  --------------
                                                                                    $  276,484
                                                                                  --------------
                                                                                  --------------

      At June 30, 2002, the International Bond Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                             Value at                       Unrealized
Foreign Currency          Settlement Date     Current      Appreciation
Sale Contracts              Receivable         Value      (Depreciation)
------------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 8/28/02......    $   477,540     $   475,940     $    1,600
Canadian Dollars,
  expiring 8/28/02......      2,630,759       2,671,487        (40,728)
Euros,
  expiring 8/28/02......      6,460,187       6,816,938       (356,751)
Japanese Yen,
  expiring 8/28/02......      1,661,130       1,731,121        (69,991)
Norwegian Krone for
  Euros,
  expiring 8/28/02......        159,663         158,105          1,558
Pound Sterling,
  expiring 8/28/02......        145,196         151,899         (6,703)
Pound Sterling for
  Japanese Yen,
  expiring 8/28/02......        260,762         273,417        (12,655)
Swedish Krona for Euros,
  expiring 8/28/02......        173,463         172,901            562
Swiss Francs,
  expiring 8/28/02......        870,000         963,620        (93,620)
                          ---------------   -----------   --------------
                            $12,838,700     $13,415,428     $ (576,728)
                          ---------------   -----------   --------------
                          ---------------   -----------   --------------

                             Value at                       Unrealized
Foreign Currency          Settlement Date     Current      Appreciation
Purchase Contracts            Payable          Value      (Depreciation)
------------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 8/28/02......    $   580,122     $   608,409     $   28,287
Canadian Dollars,
  expiring 8/28/02......      2,905,950       2,999,000         93,050
Danish Krone,
  expiring 8/28/02......        112,385         123,745         11,360
Euros,
  expiring 8/28/02......      3,712,173       3,899,557        187,384
Euros for Norwegian
  Krone,
  expiring 8/28/02......        159,662         158,497         (1,165)
Euros for Swedish Krona,
  expiring 8/28/02......        173,463         172,197         (1,266)
Japanese Yen,
  expiring 8/28/02......      6,274,864       6,676,641        401,777
Norwegian Krone,
  expiring 8/28/02......        141,620         158,105         16,485
Pound Sterling,
  expiring 8/28/02......      1,366,055       1,430,633         64,578
Swedish Krona,
  expiring 8/28/02              136,391         152,632         16,241
Swiss Francs,
  expiring 8/28/02......      1,004,330       1,082,337         78,007
                          ---------------   -----------   --------------
                            $16,567,015     $17,461,753     $  894,738
                          ---------------   -----------   --------------
                          ---------------   -----------   --------------

      At June 30, 2002, the Total Return Bond Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Sale Contracts               Receivable        Value       Depreciation
-------------------------  ---------------   ----------   --------------
Euros,
  expiring 7/11/02.......    $ 2,310,701     $2,334,368      $(23,667)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Purchase Contracts             Payable         Value       Appreciation
-------------------------  ---------------   ----------   --------------
Euros,
  expiring 7/11/02.......    $    41,318     $   46,392      $  5,074
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At June 30, 2002, the Intermediate-Term Bond Portfolio had outstanding forward contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Sale Contracts               Receivable        Value       Depreciation
-------------------------  ---------------   ----------   --------------
Euros,
  expiring 7/11/02.......    $   526,581     $  591,242     $  (64,661)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      Transactions in options written during the six months ended June 30, 2002, were as follows:

                                           Number of    Premiums
Total Return Bond Portfolio                Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  2001..................................       156      $106,209
Options written.........................        57       64,803
Options expired.........................      (147)     (99,283 )
                                               ---      --------
Options outstanding at June 30, 2002....        66      $71,729
                                               ---      --------
                                               ---      --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note 5. Tax Information

      For federal income tax purposes, the following Portfolios had post-October losses deferred and capital loss carryforwards as of December 31, 2001:

                                                         Post-October Losses                Approximate
                                                   --------------------------------        Capital Loss
                                                    Currency            Capital           Carryforward(c)
                                                   -----------       --------------       ---------------
Large Capitalization Growth Portfolio........      $       --          $2,125,000           $11,752,000         (expiring in 2009)
Small Capitalization Growth Portfolio........              --           1,258,000            19,057,000         (expiring in 2009)
International Equity Portfolio...............         171,000           6,950,000            23,151,000         (expiring in 2009)
International Bond Portfolio.................         174,000                  --               548,000         (a)
Total Return Bond Portfolio..................              --             304,000                    --
Intermediate-Term Bond Portfolio.............              --           2,040,000                    --
Mortgage Backed Securities Portfolio.........              --                  --               760,000         (b)

(a) Approximately $212,000 expiring in 2007, $257,000 expiring in 2008 and $79,000 expiring in 2009.
(b) Approximately $94,000 expiring in 2002, $237,000 expiring in 2007 and $429,000 expiring in 2008.
(c) Accordingly, no capital distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.

      The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolio's investments as of June 30, 2002 were as follows:

                                                                                                           Net
                                                                                                       Unrealized
                                                                                                       Appreciation
                                               Tax Basis         Appreciation       Depreciation      (Depreciation)
                                              ------------       ------------       ------------       -----------
Large Capitalization Growth Portfolio...      $261,921,900       $ 76,897,716       $41,400,234        $35,497,482
Large Capitalization Value Portfolio....       252,361,121         36,398,864        28,004,567          8,394,297
Small Capitalization Growth Portfolio...       148,187,280         12,001,576        36,466,866        (24,465,290)
Small Capitalization Value Portfolio....       183,980,854         12,817,778        15,029,822         (2,212,044)
International Equity Portfolio..........       156,031,225         16,395,557        16,022,957            372,600
International Bond Portfolio............        22,218,582          1,023,638           381,358            642,280
Total Return Bond Portfolio.............       134,557,946          3,031,758         1,805,319          1,226,439
Intermediate-Term Bond Portfolio........       304,371,716          2,718,929         4,430,970         (1,712,041)
Mortgage Backed Securities Portfolio....        94,486,391          2,879,659           354,999          2,524,660


      The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales and amortization market discount on municipal securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note 6. Capital

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest during the six months ended June 30, 2002 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         4,019,209                 --         (3,828,106)         191,103
Large Capitalization Value
  Portfolio...........................         2,712,740            199,441         (2,970,338)         (58,157)
Small Capitalization Growth
  Portfolio...........................         2,224,750                 --         (1,766,461)         458,289
Small Capitalization Value
  Portfolio...........................         1,740,125            570,391         (1,670,289)         640,227
International Equity Portfolio........         3,143,647              5,002         (3,331,132)        (182,483)
International Bond Portfolio..........           846,422             10,042           (608,855)         247,609
Total Return Bond Portfolio...........         3,041,045            184,797         (1,842,300)       1,383,542
Intermediate-Term Bond Portfolio......         9,286,310            391,428         (4,066,206)       5,611,532
Mortgage Backed Securities Portfolio..         2,146,191            182,082           (951,026)       1,377,247

      Transactions in shares of beneficial interest during the year ended December 31, 2001 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         7,014,472             21,310         (6,952,346)          83,436
Large Capitalization Value
  Portfolio...........................         5,612,032            584,497         (5,371,979)         824,550
Small Capitalization Growth
  Portfolio...........................         3,645,610                 --         (3,797,963)        (152,353)
Small Capitalization Value
  Portfolio...........................         2,594,259          1,135,600         (2,678,801)       1,051,058
International Equity Portfolio........         8,828,001            161,139        (10,108,236)      (1,119,096)
International Bond Portfolio..........         1,175,880             47,845         (1,144,451)          79,274
Total Return Bond Portfolio...........         5,325,595            520,243         (2,863,804)       2,982,034
Intermediate-Term Bond Portfolio......        10,693,230          1,260,743         (5,641,999)       6,311,974
Mortgage Backed Securities Portfolio..         2,467,534            365,776         (1,734,757)       1,098,553

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                                       67

Target's Shareholder Services

Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services

    1. Professional guidance by a Financial Advisor.
    2. Questionnaire process that addresses your investment needs.
    3. Personalized investment policy statement (the Evaluation) that details your risk profile.
    4. Ninety recommended asset allocations and an unlimited number of customized allocations are available.
    5. Access is available to top investment advisers who manage Target portfolios.
    6. Monitoring helps ensure that investment advisers perform as expected over the long term.
    7. Adviser changes are made if long-term performance is poor.
    8. Free, unlimited allocation changes help you react to changing market conditions.
    9. Research services from Ibbotson Associates are used for allocation developing/implementing an appropriate asset allocation strategy.
   10. IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

Reporting Services

    1. Customized quarterly reports contain time-weighted and dollar-weighted returns.
    2. Detailed tax information include gains, losses, and average cost per share.
    3. Quarterly market commentaries address stock, bond, and international markets.
    4. Quarterly adviser comments focus on each investment adviser's specific market expertise.

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr.
President

Robert F. Gunia
Vice President

Judy A. Rice
Vice President

Grace C. Torres
Treasurer

Marguerite E.H. Morrison
Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center
One Station Plaza
Stamford, CT 06902

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Fischer Francis
   Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166

Hotchkis and Wiley
   Capital Management, LLC
725 S. Figueroa Street, Suite 3900
Los Angeles, CA 90017

J.P. Morgan Fleming Asset
   Management USA Inc.
320 Park Avenue
New York, NY 10022

J.P. Morgan Investment
   Management Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

National City Investment
   Management Company
1900 East Ninth Street
Cleveland, OH 44114-0756

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
   Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, L.L.C.
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wellington Management
   Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Fl.
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
   Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
   Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022-6069

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

The views expressed in this report and information about the Portfolios' holdings are for the period covered by this report and are subject to change thereafter. The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no auditor's opinion is expressed on them. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Fund Symbols                    Nasdaq     CUSIP      Fund Symbols                       Nasdaq    CUSIP
------------                    ------     -----      ------------                       ------    -----
Large Capitalization Growth     TALGX    875921207    Large Capitalization Value Fund    TALVX    875921108
Small Capitalization Growth     TASGX    875921405    Small Capitalization Value Fund    TASVX    875921306
International Equity            TAIEX    875921504    International Bond                 TIBPX    875921876
Total Return Bond               TATBX    875921884    Intermediate-Term Bond             TAIBX    875921801
Mortgage Backed Securities      TGMBX    875921702    U.S. Government Money Market       PUGXX    875921603

IFS-A073277                                                          TMF 158E2